P R O S P E C T U S

8,900,000 Shares

Seligman LaSalle International Real Estate Fund, Inc.

Common Stock

$25.00 per share

The Fund is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives.    The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is current income.

Portfolio Management Strategies.    The Fund intends to invest, under normal market conditions, at least 80% of its “managed assets” (the net asset value of the Fund’s common stock plus the liquidation preference of any issued and outstanding Preferred Shares and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by “International Real Estate Companies,” which are Real Estate Companies that meet one of the following criteria:

•	entities that maintain their principal place of business or conduct their principal business activities outside the United States (“U.S.”);

•	have their securities principally traded on non-U.S. exchanges; or

•	have been formed under the laws of a country other than the U.S.

(continued on following page)

No Prior History.    Because the Fund is newly organized, its shares of common stock have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. This risk is greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering.

The Common Stock has been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “SLS.”

Investing in the Fund’s common stock involves certain risks. See “ Risks” beginning on page 36 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 10 of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$25.000	$222,500,000
Sales Load(2)	$1.125	$10,012,500
Estimated Offering Expenses(3)	$0.050	$445,000
Proceeds, after expenses, to the Fund	$23.825	$212,042,500

(1)	The Fund has granted the Underwriters an option to purchase up to an additional 1,225,000 shares of common stock at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $253,125,000, $11,390,625, $506,250 and $241,228,125, respectively. See “Underwriting.”
(2)	The Manager has agreed to pay from its own assets a structuring fee to Citigroup Global Markets Inc. The Manager may pay commissions to employees of its affiliates that participate in the marketing of the Fund’s Common Stock. See “Underwriting.”
(3)	The Manager has agreed to pay the Fund’s offering expenses (other than sales load but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) that exceed $0.05 per share of Common Stock. In addition, the Manager has agreed to pay the Fund’s organizational expenses which are estimated to be $45,000.

The Underwriters expect to deliver the shares of Common Stock to purchasers on or about May 30, 2007.

Citi
Robert W. Baird & Co.	H&R Block Financial Advisors, Inc.	HSBC
Wedbush Morgan Securities Inc.		Wells Fargo Securities

May 24, 2007

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The Fund defines Real Estate Companies as companies that meet one of the following criteria:

•

real estate investment trusts (“REITs”), which are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real estate related loans or interests;

•	entities similar to REITs formed under the laws of countries other than the U.S.; or

•

other companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have 50% or more of their assets (as shown on their most recent balance sheet or based on the Subadvisers’ estimate of the market value of their real estate assets) consisting of real estate.

J. & W. Seligman & Co. Incorporated (the “Manager”) serves as the investment manager of the Fund and retains LaSalle Investment Management (Securities) L.P. (“LaSalle Securities U.S.”) and LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.”) (together “LaSalle” or the “Subadvisers”) to serve as Subadvisers and manage the Fund’s portfolio.

Portfolio Contents.    Under normal market conditions the Fund will invest in equity and equity-related securities including common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

REITs are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on their income if, among other things, they distribute to their stockholders substantially all of their taxable income (other than net capital gains) for each taxable year. REITs may realize capital gains by selling properties or other assets that have appreciated in value.

Legislation authorizing REITs originated in the U.S. However, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs. A non-U.S. entity that is taxed similar to a REIT in its jurisdiction would qualify as an International Real Estate Company under the criteria set forth above. The Fund intends to use the dividends and capital gains distributions of REITs and International Real Estate Companies to achieve its secondary investment objective of current income.

The Fund may invest in Real Estate Companies organized under the laws of any country. The Fund may invest up to 30% of its managed assets in securities of Real Estate Companies that are organized under the laws of emerging market countries. The Fund’s exposure to emerging markets may be greater if non-emerging market entities own emerging markets assets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, and will not invest more than 10% of its managed assets in the securities of any single issuer.

The Fund may also invest up to 20% of its managed assets in equity and equity related securities of Real Estate Companies organized under the laws of the U.S. (“Domestic Real Estate Companies”), as well as fixed-income securities of any credit quality of any non-U.S. or U.S. issuer, including Real Estate Companies and governmental and corporate issuers. The Fund’s exposure to U.S. assets may be significantly greater if foreign entities own U.S. assets. The Fund will not invest directly in real estate.

It is the Fund’s current intention to initially allocate at least 80% of managed assets to International Real Estate Companies and up to 20% of the Fund’s managed assets to Domestic Real Estate Companies and other investments. The Fund’s strategy to invest, under normal market conditions, at least 80% of its managed assets in International Real Estate Companies means the Fund will make substantial investments in non-U.S. dollar denominated securities.

The Fund will employ dividend capture rotation trading in an effort to increase current income from a portion of its portfolio.

Leverage.    The Fund has no current intention to issue shares of preferred stock of the Fund (“Preferred Shares”). However, subject to market conditions, the Fund may choose to issue Preferred Shares in an aggregate amount of up to 35% of its managed assets to permit the Fund to purchase additional securities. This practice is known as “leverage.” Besides issuing Preferred Shares, the Fund may borrow from banks, other financial institutions or other persons and may also effectively leverage the Fund’s portfolio using such investment techniques as the Manager and Subadvisers may from time to time determine, in an amount up to 33 1/3% of its managed assets. Changes in the value of the Fund’s portfolio, including securities purchased with the proceeds of the leverage, will be borne entirely by the holders of shares of Common Stock. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

For more information on the Fund’s investment strategies, see “The Fund’s Investment Objectives and Strategies” and “Risks.”

There can be no assurance that the Fund will achieve its investment objectives.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information dated May 24, 2007, containing additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is part of this prospectus for legal purposes. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the Statement of Additional Information, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at 1-800-221-2783 or by writing to the Fund at 100 Park Avenue, New York, New York 10017. The Statement of Additional Information is, and the annual report and the semi-annual report will be, available free of charge at www.Seligman.com. You can also copy and review information about the Fund, including the Statement of Additional Information, the annual and semi-annual reports, when available, and other information at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549. The table of contents for the Statement of Additional Information appears on page 67 of this prospectus. All website references in this prospectus and the Statement of Additional Information are inactive textual references and the contents of such websites are not incorporated into such documents. Information on our website is not part of this prospectus or the Statement of Additional Information and should not be considered when making an investment decision.

The Fund’s shares of Common Stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the common stock. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering 8,900,000 shares of common stock, with a par value of $0.01 per share, through a group of underwriters (the “Underwriters”) led by Citigroup Global Markets Inc. The shares of common stock are called “Common Stock,” and the holders thereof “Common Stockholders,” in the rest of this prospectus. You must purchase at least 100 shares of Common Stock ($2,500) if you wish to participate in the offering. The Fund has given the Underwriters an option to purchase up to 1,225,000 additional shares of Common Stock to cover over-allotments, if any. See “Underwriting.” The Manager has agreed to pay the Fund’s offering expenses (other than sales load but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) that exceed $0.05 per share of Common Stock. In addition, the Manager has agreed to pay the Fund’s organizational expenses, which are estimated to be $45,000.

Investment Objectives and Strategies	Investment Objectives

The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without a vote of the Fund’s stockholders. The Fund will provide Common Stockholders with at least 60 days’ prior notice of any change in these investment objectives. See “The Fund’s Investment Objectives and Strategies.”

Investment Selection Strategy

The Fund intends to invest, under normal market conditions, at least 80% of its managed assets in equity and equity-related securities issued by “International Real Estate Companies,” which are Real Estate Companies that meet one of the following criteria:

•	entities that maintain their principal place of business or conduct their principal business activities outside the U.S.;

•	have their securities principally traded on non-U.S. exchanges; or

•	have been formed under the laws of a country other than the U.S.

The Fund defines Real Estate Companies as companies that meet one of the following criteria:

•	REITs which are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real estate related loans or interests;

•	entities similar to REITs formed under the laws of countries other than the U.S.; or

•

other companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have 50% or more of their assets (as shown on their most recent balance sheet or based on the Subadvisers’ estimate of the market value of their real estate assets) consisting of real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

REITs are not taxed on their income if, among other things, they distribute to their stockholders substantially all of their taxable income (other than net capital gains) for each taxable year. REITs may realize capital gains by selling properties or other assets that have appreciated in value.

Legislation authorizing REITs originated in the U.S. However, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs. A non-U.S. entity that is taxed similar to a REIT in its foreign jurisdiction would qualify as an International Real Estate Company under the criteria set forth above. The Fund intends to use the dividends and capital gains distributions of REITs and International Real Estate Companies to achieve its secondary investment objective of current income.

As further described below under the caption entitled “Management of the Fund” and “—Subadvisers,” the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V.

In selecting investments for the Fund, the Subadvisers combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Real Estate Companies.

Bottom-up research means that the Subadvisers analyze company-specific factors (i.e., company fundamentals). The quantitative analysis includes use of a proprietary valuation model to rank Real Estate Companies on the basis of risk and return. The model is used to determine an “intrinsic value” for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund’s investment universe. The Subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company’s assets less its liabilities). The Subadvisers utilize a relative valuation process in which both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the Subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay in determining intrinsic value, the Subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties.

The Subadvisers also consider top-down macroeconomic research when determining intrinsic value, such as local, regional and country-related market conditions (e.g., capital flows and economic trends) and real estate fundamentals. Country and/or regional weightings are determined based on analysis of the overall relative value of the companies within the particular countries and/or regions.

In seeking to achieve the Fund’s objectives, the Subadvisers also consider information derived from the extensive research and property management organization of its affiliates located in more than 125 key markets in more than 50 countries on five continents.

One or more of four primary factors enter into either Subadviser’s decision to sell a security: (i) the security’s price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

To increase the amount of the Fund’s current income, the Fund may buy and hold dividend paying securities of Real Estate Companies. In addition, the Fund intends to pursue dividend capture rotation trading of such securities. It is the Fund’s current intention to limit its dividend capture rotation trading to securities of Domestic Real Estate Companies, although it may expand such strategy to include the purchase of International Real Estate Companies in the future.

Portfolio Contents

The Fund may invest in Real Estate Companies organized under the laws of any country. The Fund may invest up to 30% of its managed assets in securities of Real Estate Companies that are organized under the laws of emerging market countries. The Fund’s exposure to emerging markets may be greater if non-emerging market entities own emerging markets assets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, and will not invest more than 10% of its managed assets in the securities of any single issuer.

The Fund may also invest up to 20% of its managed assets in equity and equity related securities of Domestic Real Estate Companies, as well as fixed-income securities of any credit quality of any non-U.S. or U.S. issuer, including Real Estate Companies and governmental and corporate issuers. The Fund’s exposure to U.S. assets may be significantly greater if foreign entities own U.S. assets. The Fund will not invest directly in real estate.

It is the Fund’s current intention to initially allocate at least 80% of the Fund’s managed assets to International Real Estate Companies and up to 20% of the Fund’s managed assets to Domestic Real Estate Companies and other investments. The Fund’s strategy to invest, under normal market conditions, at least 80% of its managed assets in International Real Estate Companies means the Fund will make substantial investments in non-U.S. dollar denominated securities.

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

There is no guarantee that the Fund will achieve its investment objectives.

Leverage

The Fund does not currently intend to issue Preferred Shares or borrow material amounts of additional capital. The Fund reserves the flexibility to issue Preferred Shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund intends to limit any future issuance of Preferred Shares and borrowings to approximately 35% and 33 1/3%, respectively, of its managed assets including Preferred Shares and borrowings. The practice of borrowing and issuing Preferred Shares is known as “leverage.” See “Leverage.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for Common Stockholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

Strategic Transactions

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund’s investment in international real estate securities. When investing in non-U.S. securities, the Subadvisers, as a matter of course, use foreign exchange transactions as a means of providing cash for settlement in the appropriate securities markets.

The Fund is also permitted, but does not initially intend, to enter into various interest rate and currency transactions such as interest rate swaps, forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, “Strategic Transactions”) to seek to generate total return, facilitate portfolio management and mitigate risks. If the Subadvisers use Strategic Transactions, no assurance can be given that they will achieve the intended results.

See “Risks—Strategic Transactions Risk.”

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Directors, the Manager is responsible for monitoring the investment activities of the Fund, the performance of the Fund’s Subadvisers (each as described below) and administering the Fund’s business and other affairs. The Manager will receive an annual fee, payable monthly, in an amount equal to .98% of the Fund’s average daily managed assets. The Manager is located at 100 Park Avenue, New York, New York 10017. Established in 1864, the Manager serves as manager to 24 U.S. registered investment companies, which offer 61 investment portfolios (excluding the Fund) with approximately $11.9 billion in assets as of December 31, 2006. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value as of December 31, 2006 of approximately $7.7 billion. For information about certain developments affecting the Manager relating to market timing and other matters refer to “Regulatory Matters Relating to the Manager.”

The Manager has retained LaSalle to manage the Fund’s investments. See “—Subadvisers” below.

Subadvisers

The Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V. LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s managed assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objectives and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objectives and strategies with respect to securities of Real Estate Companies, focusing on those companies that conduct their principal business activities in the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. with the Fund’s portfolio allocation among various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation of managed assets to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the Subadvisers.

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. (“LIM”), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LIM had $44.2 billion in assets under management as of December 31, 2006, of which $9.1 billion was managed by LaSalle Securities U.S. and $300 million was managed by LaSalle Securities B.V. LIM is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a U.S. publicly-traded company.

LIM is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 125 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle’s extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The Manager (and not the Fund) will pay a portion of the fees it receives from the Fund to LaSalle Securities U.S. in return for its services. LaSalle Securities B.V. will be paid by LaSalle Securities U.S., as provided in a Delegation Agreement between LaSalle Securities U.S. and LaSalle Securities B.V.

Distributions

Initial Distribution.    The Fund’s initial distribution is expected to be declared approximately 60 days after the completion of the offering, and paid approximately 40 days later, depending upon market conditions. Thereafter distributions are expected to be declared quarterly (each March, June, September and December), depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Stock under the Fund’s Dividend Investment Plan. See “Dividend Investment Plan.” Although it does not now intend to do so, the Board of Directors may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Level Rate Distribution Policy.    Commencing with the Fund’s first distribution, the Fund intends to make quarterly cash distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from the sale of portfolio securities. Distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. It is likely that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions will constitute a return of capital as described below.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

As portfolio and market conditions change, the rate of dividends on the Common Stock and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The Investment Company Act of 1940, as amended (“1940 Act”) currently limits the number of times the Fund may distribute long-term capital gains in any tax year (unless and until it receives an exemptive order as contemplated under “Managed Distribution Policy” below), which may increase the variability of the Fund’s distributions and result in certain distributions being comprised to a larger degree of long-term capital gains eligible for more favorable income tax treatment than others. During periods in which the Fund’s strategies don’t generate enough income or result in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates, particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year.

Managed Distribution Policy.    The Fund intends to apply to the SEC for an exemptive order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Under a managed distribution policy, the Fund would distribute to Common Stockholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital.

Common Stockholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. Common Stockholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully.

There can be no assurance that the SEC staff will process such application by the Fund for an exemptive order on a timely basis or ever, or that the SEC will grant the requested relief to the Fund or, if granted, that the Fund’s Board of Directors will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

The Board of the Fund reserves the right to change the dividend policy from time to time. See “Distributions.”

Dividend Investment Plan

Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional shares of Common Stock of the Fund.

Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Seligman Data Corp., as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to Seligman Data Corp. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by Seligman Data Corp. prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as described in the preceding paragraph. For all distributions, shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. See “Dividend Investment Plan.”

Listing	The Common Stock has been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “SLS.” See “Description of Securities.”

Custodian, Transfer Agent, Stockholder Service Agent and Dividend Paying Agent

State Street Bank and Trust Company will serve as custodian of the Fund’s assets. The Fund will serve as its own transfer agent. Another entity may act as the Fund’s transfer agent for a brief initial period. Seligman Data Corp. acts as the stockholder service agent and dividend paying agent. See “Custodian, Transfer Agent, Stockholder Servicing Agent and Dividend Paying Agent.”

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that the shares of Common Stock will trade at a price higher than net asset value in the future.

Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund, such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings and any use of leverage, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, market supply and demand, similar factors relating to the Fund’s portfolio holdings and regulatory and other developments affecting the Manager or the Subadvisers. See “Risks,” “Description of Securities” and “Repurchase of Common Stock; Conversion to Open-End Fund” in this prospectus. The Shares of Common Stock are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations

THE FOLLOWING DESCRIBES VARIOUS PRINCIPAL RISKS OF INVESTING IN THE FUND. A MORE DETAILED DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND ARE DESCRIBED UNDER “RISKS” IN THIS PROSPECTUS AND UNDER “INVESTMENT OBJECTIVES AND POLICIES” IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION.

No Prior History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Risks of Real Estate Investments and REITs.    The Fund will not invest in real estate directly, but only in securities issued by Real Estate Companies. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds or other capital;

•	overbuilding;

•	lack of completion of developments or delays in completion;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws or other government regulations;

•	costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	limitations on, or unavailability of, insurance on favorable economic terms;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	tenant bankruptcies and other credit problems;

•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

•	financial condition of tenants and buyers and sellers of real estate;

•	uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

•	quality of maintenance, insurance and management services;

•	changes in interest rates; and

•	legal, cultural or technological developments.

Thus, the value of the Common Stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or types of Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to a Real Estate Company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

Equity REITs (and similar entities formed under the laws of non-U.S. countries) may be affected by changes in the value of the underlying property owned by the trusts or other issuers. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and similar entities formed under the laws of non-U.S. countries) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”), or to maintain their exemptions from registration under the 1940 Act. Similarly, Real Estate Companies formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and similar entities formed under the laws of non-U.S. countries) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by stockholders of these companies, including the Fund.

General Real Estate Risks.    Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the Real Estate Companies are investing. The different types of properties to which such specific risks attach include retail properties, office properties, hotel properties, healthcare properties, multifamily properties, community centers and self-storage properties. See “General Real Estate Risk” below.

Management Risk.    Although the Subadvisers have a wide range of experience in managing funds or accounts that utilize the strategy of investing in Real Estate Companies, they do not have experience with funds or accounts in which this strategy is combined with a dividend capture strategy as described in this prospectus. Investors bear the risk that the combination of strategies has not been tested by the Subadvisers with actual funds or accounts, and has not been utilized in various market cycles.

The Manager has experience with dividend capture rotation trading strategies, will consult with the Subadvisers on the development and implementation of the Fund’s dividend capture rotation trading strategy, and periodically review its results and any changes to such strategy.

The Fund is also subject to management risk because it is an actively managed portfolio. LaSalle and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In particular, the dividend capture strategy may involve sophisticated investment strategies to be implemented by LaSalle and there can be no guarantee that these strategies will be successful.

Market Discount Risk.    As with any stock, the price of the Fund’s Common Stock will fluctuate with market conditions and other factors, which may include legal, regulatory and other developments affecting the Manager or the Subadvisers. For a discussion of certain regulatory matters relating to the Manager, see “Regulatory Matters Relating to the Manager.” If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the sales load and offering expenses paid or reimbursed by the Fund. The Common Stock is designed for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Foreign Securities Risk.    Under current market conditions, the Fund intends to invest at least 80% of its managed assets in International Real Estate Companies. Investing in foreign securities, including emerging markets (or lesser developed countries), involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•

the tax treatment of the Fund’s investments, which may result in certain investments in foreign securities being subject to foreign withholding taxes, or being subject to U.S. federal income tax rules that may cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. See “U.S. Federal Income Tax Matters” in the Statement of Additional Information.

These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see “Emerging Markets Risk” below.

Foreign Currency Risk.    This risk is associated with a Fund’s investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund’s daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency. The Fund’s net asset value could decline as a result of changes in exchange rates. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currency. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk.    The Fund may invest up to 30% of its managed assets in issuers formed under the laws of emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in foreign countries can be intensified in emerging market countries. These risks include: expropriation, nationalization, confiscation, imposition of restrictions on foreign investment, high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices;

overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Issuer Risk.    The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Subadvisers to evaluate foreign issuers.

Equity and Equity-Related Securities Risk.    While equity securities have historically generated higher average returns than fixed-income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity and equity-related securities held by the Fund.

Deflation Risk.    Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

Leverage Risk.    Although it has no current intention to do so, the Fund is authorized to use leverage through the issuance of Preferred Shares and/or borrowings. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Fund, to leverage the Common Stock.

Leverage is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. For example, leverage may cause greater swings in the Fund’s net asset value or cause the Fund to lose more than it invested. The Fund will also have to pay dividends on its Preferred Shares or interest on any borrowings, reducing the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investment. There can be no assurance that the Fund’s leveraging strategy will be successful.

If leverage is employed, the net asset value and market value of the Common Stock will be more volatile, and the yield to the holders of Common Stock will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the dividends or interest rate on the leverage approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the Common Stock would be reduced. If the dividends or interest rate on the leverage exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of Common Stock than if the Fund were not leveraged. The Fund will pay (and the holders of Common Stock will bear) any costs and expenses relating to any leverage.

Accordingly, the Fund cannot assure you that the use of leverage would result in a higher yield or return to the holders of the Common Stock.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of Common Stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock. In extreme cases, the Fund might be in danger of failing to maintain the required asset coverage, of losing its ratings on any Preferred Shares issued or of having insufficient current investment income to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such an event, the Fund might need to reduce its leverage and to liquidate investments in order to fund redemption of some or all of the Preferred Shares. Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of Common Stock.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Stock. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of Common Stock relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fees received by the Manager and LaSalle Securities U.S. are based on the managed assets of the Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding), the Manager and LaSalle Securities U.S. have a financial incentive for the Fund to issue Preferred Shares or use borrowings, which may create a conflict of interest between the Manager and LaSalle Securities U.S., on the one hand, and the Common Stockholders on the other hand.

No Governmental Insurance Risk.    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Securities Risk.    Illiquid securities in the Fund’s portfolio may involve higher risk than liquid securities and may subject the Fund to higher price volatility than investments in less risky securities.

High-Yield Securities Risk.    High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment-grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuers’ ability to pay interest and repay principal. An economic downturn could adversely impact the issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund’s shares and distributions can decline.

Interest Rate Risk.    Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations, shares of mortgage REITs and debt securities, and to a lesser extent dividend-paying common stocks and shares, such as real estate company common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of Real Estate Company shares may be more sensitive to changes in interest rates than are other equity securities. Because market interest rates are currently low, there is greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Market and Dividend Risk.    The Fund’s net asset value, dividends, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment and dividends paid, and you could lose money if you sell your shares at a price lower than you paid for them.

Non-Diversified Risk.    The Fund is a “non-diversified” investment company under the 1940 Act and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Notwithstanding the foregoing, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Portfolio Turnover Risk.    The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies, including its dividend capture strategy. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and lower its return/yield.

Preferred Securities Risk.    To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.    Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuers’ board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Small-Cap and Mid-Cap Companies Risk.    The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Dividend and Income Risk.    The income Common Stockholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments in which the Fund invests, and Common Stockholders’ income from the Fund, would likely decline as well. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Dividend Capture Rotation Trading Risk.    The Fund’s Subadvisers may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund’s strategies may also require the Subadvisers to identify and exploit opportunities such as the announcement of major corporate actions such as restructuring initiatives or special dividends, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, and may be difficult to predict and may not result in an opportunity that allows the Subadvisers to fulfill the Fund’s investment objectives. Challenging economic conditions affecting either the market as a whole or a specific investment in the Fund’s portfolio may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate dividends.

The use of dividend capture strategies will also expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Reinvestment Risk.    Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Common Stock’s market price or its overall return.

Initial Public Offerings (IPOs) Risk.    The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Rule 144A Securities Risk.    Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the U.S. Securities Act of 1933, as amended (the “Securities Act”). Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s policy to invest only up to 15% of its managed assets in securities that are illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Directors.

Other Investment Companies Risk.    The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses (including operating expenses and advisory fees), and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk.”

Liquidity Risk.    The Fund may invest up to 15% of its managed assets in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Credit Risk.    A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

Strategic Transactions Risk.    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Subadvisers’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Anti-Takeover Provisions

The Fund’s Amended and Restated Articles of Incorporation (the “Articles”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.” These provisions in the Articles could have the effect of depriving the Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock or at net asset value.

SUMM ARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to shares of Common Stock.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Costs Borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend Investment Plan Fees	None	(2)

Percentage of Net Assets Attributable to Shares of Common Stock
Annual Expenses
Management Fees	0.98%
Other Expenses(1)(3)	0.30%

Total Annual Expenses(1)	1.28%

(1)	The Manager has agreed to pay the Fund’s offering expenses (other than sales load but inclusive of reimbursement of Underwriter expenses of $0.005 per share) that exceed $0.05 per share of Common Stock. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Stockholders and result in a reduction of the net asset value of the Common Stock. In addition, the Manager has agreed to pay the Fund’s organizational expenses, which are estimated to be $45,000.
(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Stock held in a dividend investment account. You may pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Investment Plan. See “Dividend Investment Plan.”
(3)	These figures are estimates and are based on the assumption that the Fund issues 8,900,000 shares in the offering at a total public offering price of $222,500,000. The total offering costs are estimated to be $879,000 (or approximately $0.099 per share), of which the Fund would pay or reimburse offering expenses estimated at $445,000 (or $0.05 per share) from the proceeds of the offering, and the Manager would pay the balance of the offering expenses estimated at $434,000 (or approximately $0.049 per share). The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Stockholders and result in a reduction of the net asset value of the Common Stock.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 8,900,000 shares of Common Stock. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) although it does not expect to do so initially. If the Fund were to invest in other investment companies, it will bear a portion of the expenses of those investment companies, which would increase the Other Expenses shown in the table. See “Management of the Fund,” “The Fund’s Investment Objectives and Strategies—Other Investment Companies” and “Dividend Investment Plan and “Risk—Other Investment Companies Risk.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in shares of Common Stock, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 1.28% in years one through ten, and (b) a 5% annual return (1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$59	$86	$114	$194

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.
(2)	Examples do not reflect expenses associated with using Preferred Shares or borrowings. If the Fund issues Preferred Shares or borrows money, the total annual expense ratio and total expenses incurred would be greater.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on March 9, 2007. The Fund has no operating history. The Fund’s principal office is located at 100 Park Avenue, New York, New York 10017, and its telephone number is (212) 850-1864.

USE OF PROCEEDS

The net proceeds of the offering of the Common Stock will be approximately $212,042,500 (or $241,228,125 if the Underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs. The Manager has agreed to pay the Fund’s offering expenses (other than sales load) that exceed $0.05 per share of Common Stock. In addition, the Manager has agreed to pay the Fund’s organizational expenses, which are estimated to be $45,000. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high-grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which it will ordinarily invest while LaSalle selects specific securities.

THE FUN D’S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s primary investment objective is long-term capital appreciation and its secondary objective is current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without a vote of the Fund’s Common Stockholders. The Fund will provide Common Stockholders with at least 60 days’ prior notice of any change in these investment objectives.

Investment Selection Strategies

The Fund intends to invest, under normal market conditions, at least 80% of its managed assets in equity and equity-related securities issued by “International Real Estate Companies,” which are Real Estate Companies that meet one of the following criteria:

•	entities that maintain their principal place of business or conduct their principal business activities outside the U.S.;

•	have their securities principally traded on non-U.S. exchanges; or

•	have been formed under the laws of a country other than the U.S.

The Fund defines Real Estate Companies as companies that meet one of the following criteria:

•	REITs, which are generally defined under U.S. laws as corporations, trusts, or associations that invest primarily in income-producing real estate or real estate related loans or interests;

•	entities similar to REITs formed under the laws of countries other than the U.S.; or

•

other companies that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have 50% or more of their assets (as shown on their most recent balance sheet or based on the Subadvisers’ estimate of the market value of their real estate assets) consisting of real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

REITs are not taxed on their income if, among other things, they distribute to their stockholders substantially all of their taxable income (other than net capital gains) for each taxable year. REITs may realize capital gains by selling properties or other assets that have appreciated in value.

Legislation authorizing REITs originated in the U.S. However, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs. A non-U.S. entity that is taxed similar to a REIT in its foreign jurisdiction would qualify as an International Real Estate Company under the criteria set forth above. The Fund intends to use the dividends and capital gains distributions of REITs and International Real Estate Companies to achieve its secondary investment objective of current income.

LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s managed assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objectives and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objectives and strategies with respect to securities of Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities B.V. also assists LaSalle Securities U.S. with the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation of managed assets to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the Subadvisers.

In selecting investments for the Fund, the Subadvisers combine bottom-up research, which includes quantitative and qualitative investment criteria, with top-down macroeconomic research to evaluate Real Estate Companies.

Bottom-up research means that the Subadvisers analyze company-specific factors (i.e., company fundamentals). The quantitative analysis includes use of a proprietary valuation model to rank Real Estate Companies on the basis of risk and return. The model is used to determine an “intrinsic value” for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund’s investment universe. The Subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company’s assets less its liabilities). The Subadvisers utilize a relative valuation process in which both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the Subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay in determining intrinsic value, the Subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties.

The Subadvisers also consider top-down macroeconomic research when determining intrinsic value, such as local, regional and country-related market conditions (e.g., capital flows and economic trends) and real estate fundamentals. Country and/or regional weightings are determined based on analysis of the overall relative value of the companies within the particular countries and/or regions.

In seeking to achieve the Fund’s objectives, the Subadvisers also consider information derived from the extensive research and property management organization of its affiliates located in 125 key markets in 50 countries on five continents.

One or more of four primary factors enter into a decision to sell a security: (i) the security’s price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

To increase the amount of the Fund’s current income, the Fund may buy and hold dividend paying securities of Real Estate Companies. In addition, the Fund intends to pursue dividend capture trade rotation of such securities. It is the Fund’s current intention to limit its dividend capture strategy to purchases of Domestic Real Estate Companies, although it may expand such strategy to include the purchase of International Real Estate Companies in the future.

In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to the Fund’s managed assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. The Subadvisers may allocate up to 30% of the Fund’s assets to dividend capture trades to enhance the potential current income to the Fund. The Subadvisers believe that the evolution of the real estate industry will generate an increasing number of available real estate securities issuers that pay dividends and generally rising dividend rates among those dividend-paying issuers.

Portfolio Contents and Other Information

The Fund may invest in Real Estate Companies organized under the laws of any country. The Fund may invest up to 30% of its managed assets in securities of Real Estate Companies that are organized under the laws of emerging market countries. The Fund’s exposure to emerging markets may be greater if non-emerging market entities own emerging markets assets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, and will not invest more than 10% of its managed assets in the securities of any single issuer.

The Fund may invest up to 20% of its managed assets in equity and equity related securities of Domestic Real Estate Companies, as well as fixed-income securities of any credit quality of any non-U.S. or U.S. issuer, including Real Estate Companies and governmental and corporate issuers. The Fund’s exposure to U.S. assets may be significantly greater if foreign entities own U.S. assets. The Fund will not invest directly in real estate.

It is the Fund’s current intention to initially allocate at least 80% of the Fund’s managed assets to International Real Estate Companies and up to 20% of the Fund’s managed assets to Domestic Real Estate Companies and other investments. The Fund’s strategy to invest, under normal market conditions, at least 80% of its managed assets in International Real Estate Companies means the Fund will make substantial investments in non-U.S. dollar denominated securities. As further described below under the caption entitled “Management of the Fund” and “—Subadvisers,” the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V.

The Fund may invest up to 100% of its managed assets in foreign securities, including securities denominated in foreign currencies or in multinational currency units.

The Fund may enter into various interest rate transactions such as interest rate swaps and may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund’s investment objectives and principal investment strategies, including the Fund’s policy of investing at least 80% of its managed assets in securities issued by International Real Estate Companies, may be changed without the approval of the Common Stockholders. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. The Fund will provide Common Stockholders with at least 60 days’ notice before implementing any change in its investment objectives, or policies that would permit the Fund to invest less than 80% of its managed assets in securities issued by International Real Estate Companies.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions or in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested. This could prevent the Fund from achieving its objectives.

The Fund may engage in short-term trading strategies such as the dividend capture strategy, and securities may be sold without regard to the length of time held when, in the opinion of the Subadvisers, investment considerations warrant such action. These policies may have the effect of increasing the Fund’s annual portfolio turnover rate. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short-term capital gains. Please see “Investment Objectives and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund may invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objectives and Policies” in the Statement of Additional Information.

Common Stocks and Other Equity Securities

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights and warrants, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio or upon conversion of a convertible security held by the Fund.

Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the

Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Types of REITs

The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Please see “Investment Objectives and Policies—Real Estate Investment Trusts (“REITs”)” and “Investment Objectives and Policies—Other Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Foreign (Non-U.S.) Investments and Currencies

The Fund may invest without limit in securities of non-U.S. issuers that trade on U.S. securities markets, such as American Depositary Receipts (“ADRs”). Up to 100% of the Fund’s managed assets may be invested in other non-U.S. equity and debt securities. The Fund may invest up to 30% of its managed assets in securities of issuers that are organized under the laws of emerging market countries.

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the U.S. The Fund may also invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the U.S. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Fund classifies ADRs, EDRs and GDRs as securities of the underlying issuer rather than securities of the financial institution that issued the depositary receipt for such securities.

The Fund may (but is not required to) engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when that would be beneficial. Although the Subadvisers have the flexibility to engage in such transactions, they may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Please see “Investment Objectives and Policies—Foreign (Non-U.S.) Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

High Yield Securities

The Fund may invest in convertible and other debt securities that are below investment grade quality, including unrated securities and distressed securities that are in default or the issuers of which are in bankruptcy. Below investment grade securities are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality securities tend to be more sensitive to economic conditions.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. LaSalle does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. Ratings agencies such as Moody’s and S&P monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that LaSalle may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher-quality obligations.

Derivative Instruments

The Fund may utilize a variety of derivative instruments for investment or hedging or risk management purposes. The Fund may purchase warrants, call options on common stock and call options on stock indexes. The Fund may otherwise use a variety of other derivative instruments, including purchased call options, purchased or written put options, futures contracts, options on futures contracts, forward contracts, short sales and swap agreements. The Fund also may use derivatives to gain exposure to securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Please see “Investment Objectives and Policies—Other Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

There is no assurance that the Fund’s derivative strategies will be available at any time or that LaSalle will determine to use them for the Fund or, if used, that the strategies will be successful. LaSalle may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Non-Convertible Income-Producing Securities

The Fund may invest in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as non-convertible preferred stocks, bank loans and loan participations, commercial paper, payment-in-kind securities, credit-linked trust certificates and other securities issued by special purpose or structured vehicles, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and U.S. Government securities and securities of foreign governments. Certain of those instruments are described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

The Fund may invest in bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to a auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Illiquid Securities

The Fund may invest up to 15% of its managed assets in illiquid securities. Illiquid securities are not readily marketable (i.e. within seven days) and include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

Rule 144A Securities

Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities generally are deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Directors. Rule 144A Securities deemed to be liquid are not treated as illiquid for purposes of the Fund’s 15% limit on illiquid securities.

Strategic Transactions

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund’s investment in International Real Estate Securities. When investing in non-U.S. securities, the

Subadvisers, as a matter of course, use foreign exchange transactions as a means of providing cash for settlement in the appropriate securities markets.

The Fund is also permitted, but does not initially intend, to enter into Strategic Transactions to seek to generate total return, facilitate portfolio management and mitigate risks. If the Subadvisers use Strategic Transactions, no assurance can be given that they will achieve the intended results.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Stock, during periods when there is a shortage of attractive securities available in the market, or when LaSalle believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by LaSalle or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. LaSalle will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. See “Risks—Leverage Risk.”

Short-Term Investments/Temporary Defensive Strategies

Upon recommendation of the Subadvisers, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its managed assets in investments such as high grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See “Use of Proceeds” above.

Hedging and Related Strategies

The Fund may (but is not required to) use various strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See “The Fund’s Investment Objectives and Strategies—Derivative Instruments.” Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, LaSalle believes, correlate with the prices of the Fund’s investments. The Fund may (but is not required to) also engage in hedging transactions relating to interest rates and foreign currencies.

There is no assurance that these hedging strategies will be available at any time or that LaSalle will determine to use them or, if used, that the strategies will be successful. LaSalle may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Please see “Investment Objectives and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

LEVERAGE

The Fund does not initially intend to issue Preferred Shares or borrow material amounts of additional capital and intends to limit its issuance of Preferred Shares and borrowing to approximately 35% and 33 1/3%, respectively, of its total capital including Preferred Shares and borrowing. The practice of borrowing and issuing Preferred Shares is known as “leverage.”

Preferred Shares.    The Fund is authorized under the 1940 Act to issue Preferred Shares in an amount up to 50% of its managed assets. Preferred Shares generally pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred security holders usually have no right to vote for corporate directors or on other matters.

It is not the Fund’s current intention to issue Preferred Shares. However, the Fund may determine at a subsequent time to issue Preferred Shares, subject to market conditions, in an aggregate amount limited to approximately 35% of its managed assets (including the proceeds of the leverage) as valued immediately after the issuance of Preferred Shares in order to purchase additional Real Estate Companies and other securities as described herein.

The Preferred Shares would have priority over non-Preferred Shares upon distribution of assets. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Fund’s Board of Directors, the Fund expects to invest the proceeds of any Preferred Shares offering in accordance with its investment objectives. The Preferred Shares will likely pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as seven days or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher level of income than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive higher distributions than if the Fund were not leveraged.

The Fund intends to apply for ratings on any Preferred Shares it may issue from one or more nationally recognized ratings agencies. The Fund believes that obtaining a rating for Preferred Shares will enhance the marketability of the Preferred Shares and thereby reduce the dividend rate on the Preferred Shares from that which the Fund would be required to pay if the Preferred Shares were not rated. The rating agencies for any Preferred Shares may require asset coverage maintenance ratios not imposed by the 1940 Act. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond control of the Fund such as market conditions for its portfolio securities. It is expected that the terms of any Preferred Shares will provide for mandatory redemption of the Preferred Shares in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may have to liquidate portfolio securities in order to meet redemption requirements. This would have the effect of reducing the net asset value to holders of the Common Stock.

Under the 1940 Act, the holders of Preferred Shares, voting as a class, must have the right to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years’ dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In addition, the vote of a majority of the Preferred Shares, voting as a class, is required to approve any plan of reorganization adversely affecting the Preferred Shares, or any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment policies. In addition, in the discretion of the Board of Directors, subject to the 1940 Act, the terms of any Preferred Shares may also provide for the vote of up to 66 2/3% of the class regarding certain transactions involving a merger, sale of assets or liquidation of the Fund, or conversion of the

Fund to open-end status and other matters. See “Description of Securities”, “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” and “Repurchase of Common Stock; Conversion to Open-End Fund.”

The issuance of any Preferred Shares will entail certain initial costs and expenses such as underwriting discounts, fees associated with the registration of the Preferred Shares with the SEC, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to holders of Common Stock.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s managed assets less certain ordinary course liabilities is at least 200% of the sum of the liquidation value of the outstanding Preferred Shares plus any indebtedness for leverage purposes (i.e., the liquidation value may not exceed 50% of the sum of the Fund’s net assets plus any indebtedness incurred for leverage purposes). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or repurchase any of its Common Stock unless the Fund satisfies the asset coverage requirements described in the previous sentence immediately after giving effect to such declaration or repurchase. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Stock in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Stock could impair the Fund’s ability to qualify as a regulated investment company under the Act.

Borrowing.    Besides issuing Preferred Shares as a leveraging strategy, the Fund may also borrow from banks, other financial institutions or such other persons as the Manager and Subadvisers may from time to time determine, in an amount up to 33 1/3% of its managed assets. The Fund may also borrow money in an amount equal to 10% of its managed assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund’s securities. Under the requirements of the 1940 Act, immediately after any such borrowings the Fund must have an asset coverage of at least 300%.

RISKS

Risk is inherent in all investing. Investing in any investment company involves risk, including the risk that you may receive little or no return on your investment or that you may lose all or part of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Stock.

The net asset value of the Common Stock will fluctuate with and be affected by, among other things, the risk associated with the fact that the Fund is newly organized, risks of real estate investments and REITs, general real estate risks, management risk, market discount risk, foreign securities risk, foreign currency risk, emerging markets risk, issuer risk, equity and equity-related securities risk deflation risk, no governmental insurance risk, leverage risk, illiquid securities risk, high-yield securities risk, inflation risk, interest rate risk, market risk, non-diversified risk, portfolio turnover risk, preferred securities risk, small-cap and mid-cap companies risk, dividend and income risk, dividend capture risk, reinvestment risk, initial public offerings risk, Rule 144A securities risk, other investment companies risk, liquidity risk, credit risk and strategic transactions risk. These and other risks are summarized below.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Stock.

Risks of Real Estate Investments and REITs

For purposes of this risk, unless stated otherwise, the term “real estate company(ies)” refers to Real Estate Companies.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds or other capital;

•	overbuilding;

•	lack of completion of developments or delays in completion;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws or other government regulations;

•	costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	limitations on, or unavailability of, insurance on favorable economic terms;
•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	tenant bankruptcies and other credit problems;

•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

•	financial condition of tenants and buyers and sellers of real estate;

•	uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

•	quality of maintenance, insurance and management services;

•	changes in interest rates; and

•	legal, cultural or technological developments.

Thus, the value of the Common Stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to a real estate company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

Equity REITs (and similar entities formed under the laws of non-U.S. countries) may be affected by changes in the value of the underlying property owned by the trusts or other issuers. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and similar entities formed under the laws of non-U.S. countries) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. Similarly, Real Estate Companies formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and similar entities formed under the laws of non-U.S. countries) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by stockholders of these companies, including the Fund.

General Real Estate Risks

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties.    Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties.    Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the Manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis. The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses would be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties.    The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, the adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Community Centers.    Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. Like other types of property in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties.    The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors that may contribute to the riskiness of all real estate investments include:

Development Issues.    Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Insurance Issues.    Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Any type of uninsured loss could cause a real estate company to lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Credit Risk.    Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company’s range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets, engaging in mergers, or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company.

Risks of Geopolitical Events.    The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

REIT Tax Issues.    REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or a lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Management Risk

Although the Subadvisers have a wide range of experience in managing funds or accounts that utilize the strategy of investing in Real Estate Companies, they do not have experience with funds or accounts in which this strategy is combined with a dividend capture strategy as described in this prospectus. Investors bear the risk that the combination of strategies has not been tested by the Subadvisers with actual funds or accounts, and has not been utilized in various market cycles. The Manager has experience with dividend capture rotation trading strategies, will consult with the Subadvisers on the development and implementation of the Fund’s dividend capture rotation trading strategy, and periodically review its results and any changes to such strategy.

The Fund is also subject to management risk because it is an actively managed portfolio. LaSalle and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In particular, the dividend capture strategy may involve sophisticated investment strategies to be implemented by LaSalle and there can be no guarantee that these strategies will be successful.

Market Discount Risk

As with any stock, the price of the Fund’s Common Stock will fluctuate with market conditions and other factors, which may include legal, regulatory and other developments affecting the Manager or the Subadvisers. For a discussion of certain regulatory matters relating to the Manager, see “Regulatory Matters Relating to the Manager.” If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the sales load and offering expenses paid or reimbursed by the Fund. The Common Stock is designed for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Foreign Securities Risk

Under current market conditions, the Fund intends to invest at least 80% of its managed assets in International Real Estate Companies. Investing in foreign securities, including emerging markets (or lesser developed countries), involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•

the tax treatment of the Fund’s investments, which may result in certain investments in foreign securities being subject to foreign withholding taxes, or being subject to U.S. federal income tax rules that may cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. See “U.S. Federal Income Tax Matters” in the Statement of Additional Information.

These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see “Emerging Markets Risks” below.

Foreign Currency Risk

This risk is associated with a Fund’s investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund’s daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency. The Fund’s net asset value could decline as a result of changes in exchange rates. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currency. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risk

The Fund may invest up to 30% of its managed assets in issuers formed under the laws of emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in foreign countries can be intensified in emerging market countries. These risks include: expropriation, nationalization, confiscation, imposition of restrictions on foreign investment, high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Subadvisers to evaluate foreign issuers.

Equity and Equity-Related Securities Risk

While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity and equity-related securities held by the Fund.

Deflation Risk

Deflation risk is the risk that the Fund’s dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

No Governmental Insurance Risk

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk

Although it has no current intention to do so, the Fund is authorized to use leverage through the issuance of Preferred Shares and/or borrowings. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Fund, to leverage the Common Stock.

Leverage is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. For example, leverage may cause greater swings in the Fund’s net asset value or cause the Fund to lose more than it invested. The Fund will also have to pay dividends on its Preferred Shares or interest on any borrowings, reducing the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investment. There can be no assurance that the Fund’s leveraging strategy will be successful.

If leverage is employed, the net asset value and market value of the Common Stock will be more volatile, and the yield to the holders of Common Stock will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the dividends or interest rate on the leverage approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the Common Stock would be reduced. If the dividends or interest rate on the leverage exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of Common Stock than if the Fund were not leveraged. The Fund will pay (and the holders of Common Stock will bear) any costs and expenses relating to any leverage.

Accordingly, the Fund cannot assure you that the use of leverage would result in a higher yield or return to the holders of the Common Stock.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of Common Stock than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock. In extreme cases, the Fund might be in danger of failing to maintain the required asset coverage, of losing its ratings on any Preferred Shares issued or of having insufficient current investment income to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such an event, the Fund might need to reduce its leverage and to liquidate investments in order to fund redemption of some or all of the Preferred Shares. Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of Common Stock.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of Common Stock. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of Common Stock relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fees received by the Manager are based on the managed assets of the Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares or use borrowings, which may create a conflict of interest between the Manager, on the one hand, and the Common Stockholders on the other hand.

Illiquid Securities Risk

Illiquid securities in the Fund’s portfolio may involve higher risk than liquid securities and may subject the Fund to higher price volatility than investments in less risky securities.

High-Yield Securities Risk

High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuers ability to pay interest and repay principal. An economic downturn could adversely impact issuers ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund’s shares and distributions can decline.

Interest Rate Risk

Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations, shares of mortgage REITs and debt securities, and to a lesser extent dividend-paying common stocks and shares such as real estate company common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities. Since market interest rates are currently low, there is greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Market and Dividend Risk

The Fund’s net asset value, dividends, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment and dividends paid, and you could lose money if you sell your shares at a price lower than you paid for them.

Non-Diversified Risk

The Fund is a “non-diversified” investment company under the 1940 Act and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Notwithstanding the foregoing, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Portfolio Turnover Risk

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses and lower its return/yield.

Preferred Securities Risk

To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.    Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuers board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Small-Cap and Mid-Cap Companies Risk

The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Dividend and Income Risk

The income Common Stockholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from its dividend capture strategy and selling portfolio securities, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on convertible securities and other debt instruments in which the Fund invests, and Common Stockholders’ income from the Fund, would likely decline as well. Please see “Distributions” for a description of other risks associated with the level, timing and character of the Fund’s distributions.

Dividend Capture Rotation Trading Risk

The Fund’s Subadvisers may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund’s strategies may also require the Subadvisers to identify and exploit opportunities such as the announcement of major corporate actions such as restructuring initiatives or special dividends, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Subadvisers to fulfill the Fund’s investment objectives. Challenging economic conditions affecting either the market as a whole or a specific investment in the Fund’s portfolio may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate dividends.

The use of dividend capture strategies will also expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called convertible securities or other debt obligations at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Common Stock’s market price or their overall return.

Initial Public Offerings (IPOs) Risk

The Fund may purchase securities in IPOs. These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Rule 144A Securities Risk

Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s policy to invest only up to 15% of its managed assets in securities that are illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Directors.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses (including operating expenses and advisory fees), and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk.”

Liquidity Risk

The Fund may invest up to 15% of its managed assets in illiquid securities (determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities.

Credit Risk

A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

Strategic Transactions Risk

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Subadvisers’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Anti-Takeover Provisions

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.” These provisions in the Articles could have the effect of depriving the Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock or at net asset value.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the management of the Fund, including supervision of the duties performed by the Manager and LaSalle. There are currently nine Directors of the Fund, four of whom are treated by the Fund as “interested persons” (as defined in the 1940 Act). The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Directors, the Manager is responsible for monitoring the performance of the Fund’s Subadvisers (each as described below) and administering the Fund’s business and other affairs. The Manager is located at 100 Park Avenue, New York, New York 10017. Established in 1864, the Manager serves as manager to 23 U.S. registered investment companies, which offer 60 investment portfolios (excluding the Fund) with approximately $11.9 billion in assets under management as of December 31, 2006. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value as of December 31, 2006 of approximately $7.7 billion.

The Manager has retained LaSalle to manage the Fund’s investments. See “—Subadvisers” below.

The Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V. The Subadvisers have together been managing institutional global real estate accounts since 2002, beginning with one global real estate account and growing to 29 accounts invested in global and international real estate securities with $4.2 billion in assets under management as of December 31, 2006.

With respect to the Fund, LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s managed assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objectives and strategies. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management.

LaSalle Securities B.V. makes investments consistent with the Fund’s investment objectives and strategies with respect to securities of Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets (“European Securities”). LaSalle Securities B.V. also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation of managed assets to LaSalle Securities B.V. The amount is determined through the investment process described under “The Fund’s Investment Objectives and Strategies—Investment Selection Strategies” and on-going discussions between the Subadvisers.

Subadvisers

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LIM, a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LIM had $44.2 billion in assets under management as of December 31, 2006, of which $9.1 billion was managed by LaSalle Securities U.S. and $300 million was managed by LaSalle Securities B.V. LIM is a wholly-owned subsidiary of Jones Lang LaSalle, a U.S. publicly-traded company.

LIM is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 125 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle’s extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The fees of LaSalle Securities U.S. will be paid by the Manager (and not the Fund) out of the fee it receives for managing the Fund or otherwise from its own resources.

The LaSalle Securities U.S. team is headed by Messrs. Stanley J. Kraska, Jr., George J. Noon and Keith R. Pauley. Mr. Ernst-Jan de Leeuw of LaSalle Securities B.V. is a portfolio manager with respect to the assets of the Fund represented by European Securities.

LaSalle Securities U.S.

Stanley J. Kraska, Jr.    Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over 21 years of real estate experience. His responsibilities include portfolio management and general group management. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1988.

George J. Noon.    Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003. Mr. Noon has over 17 years of real estate experience. His responsibilities include portfolio management of LaSalle’s global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Keith R. Pauley.    Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over 21 years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1986.

LaSalle Securities B.V.

Ernst-Jan de Leeuw.    Mr. de Leeuw is a Managing Director of LaSalle Securities B.V. since 2005 and is responsible for managing separate account portfolios of public European property companies and for managing the European Securities portion of LaSalle’s global and international accounts. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

All of the assets of LaSalle Securities B.V. are located outside of the United States and it has no offices or employees within the United States. As a result, it may be difficult for United States investors to effect service of process upon LaSalle Securities B.V. within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of LaSalle Securities B.V. under the federal securities laws of the United States. Dutch courts may not enforce liabilities against LaSalle Securities B.V. predicated solely upon the federal securities laws of the United States.

Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to .98% of the Fund’s average daily managed assets, for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with the Manager), custodial expenses, stockholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, interests on any borrowings, insurance and taxes, if any.

Because the fees received by the Manager and LaSalle Securities U.S. are based on the managed assets of the Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding), the Manager and LaSalle Securities U.S. have a financial incentive for the Fund to utilize Preferred Shares or borrowings, which may create a conflict of interest between the Manager and LaSalle Securities U.S., on the one hand, and the Common Stockholders, on the other hand.

A discussion regarding the considerations of the Fund’s Board of Directors for approving the Fund’s Management Agreement, the Sub-Advisory Agreement between the Manager and LaSalle Securities U.S. and the Delegation Agreement between LaSalle Securities U.S. and LaSalle Securities B.V. will be included in the Fund’s initial shareholder report.

The Management Agreement and the agreement governing the relationship between the Manager and the Subadvisers are described further in “Investment Advisory and Other Services—Investment Manager and Subadvisers” in the Statement of Additional Information.

REGULATORY MATTERS RELATING TO THE MANAGER

In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The Manager disclosed that its review, which covered the period 2001-2003, noted one market timing arrangement that permitted frequent trading in the open-end registered investment companies of the Manager (“Seligman Funds”); and that this arrangement was in the process of being closed down by the Manager before September 2003. Additionally, the Manager disclosed that it had identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002.

Beginning in February 2004, the Manager was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager. The Manager’s federal suit alleges that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager previously resolved the underlying issue with the independent directors of the Seligman Funds (the “Independent Directors”) and made recompense to the affected funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. The Manager believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by the Manager are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and cost (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. The Manager and Mr. Zino have both stated that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any damages will be paid by the Manager and not by the Seligman Funds. If the Manager is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing investment advisory and other services, including serving as an investment adviser for the Seligman Funds, the closed-end Funds managed by the Manager (including the Fund), and principal underwriter for the Seligman Funds. If these results occur, the Manager will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide investment advisory and other services. There is no assurance that such exemptive relief will be granted.

The Manager does not believe that the foregoing legal action or other possible actions should have a material adverse impact on the Manager or its clients, including the Fund and the other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not result in material adverse consequences for the Manager or its clients, including the Fund or such other investment companies.

For more information, please visit www.seligman.com.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Stock is determined by dividing the total value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for leverage) from the total value of its portfolio investments and other assets. The Fund’s net assets are available to holders of Preferred Shares (if any) and Common Stock. If any Preferred Shares are outstanding, net assets available for the Common Stockholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the Preferred Shares. Net asset value per share is determined by dividing the net assets available for the Common Stockholders by the number of shares of Common Stock outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) which is normally at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Directors may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund’s valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Accordingly, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

DISTRIBUTIONS

Initial Distribution.    The Fund’s initial distribution is expected to be declared approximately 60 days after the completion of the Offering, and paid approximately 40 days later, depending upon market conditions. Thereafter distributions are expected to be declared quarterly (each March, June, September and December), depending on market conditions.

Level Rate Distribution Policy.    Commencing with the Fund’s first distribution, the Fund intends to make quarterly cash distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from the sale of portfolio securities. Distributions would be made only after paying preferred dividends on Preferred Shares, if any, and interest and required principal payments on borrowings, if any. It is likely that the Fund’s distributions will at times be in excess of the earnings and profits of the Fund and all or a portion of such distributions will constitute a tax-free return of capital as described below.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

As portfolio and market conditions change, the rate of dividends on the shares of Common Stock and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year (unless and until it receives an exemptive order as contemplated under “Managed Distribution Policy” below), which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the Fund’s strategies don’t generate enough income or result in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year.

Managed Distribution Policy.    The Fund intends to apply to the SEC for an exemptive order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Under a managed distribution policy, the Fund would distribute to Common Stockholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends on Preferred Shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital.

There can be no assurance that the SEC staff will process such application by the Fund for an exemptive order on a timely basis or ever, or that the SEC will grant the requested relief to the Fund or, if granted, that the Fund’s Board of Directors will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

Common Stockholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. Common Stockholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully.

The Board of the Fund reserves the right to change the dividend policy from time to time.

DIVIDEND INVESTMENT PLAN

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, distributions of capital gains, and other distributions are automatically reinvested in additional shares of Common Stock of the Fund. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Seligman Data Corp., as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to Seligman Data Corp., at the address set forth below. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by Seligman Data Corp. prior to the record date for the next distribution. If such notice is received after such record date, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as indicated in the preceding paragraph. For all distributions, such shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in such Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

Seligman Data Corp. will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund currently intends to make open market purchases of its Common Stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of its shares of Common Stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants . All correspondence concerning the Plan should be directed to Seligman Data Corp., PO Box 9759 Providence, Rhode Island 02940-9759.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law (“MGCL”), and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

General.    The Fund’s charter provides that the Fund may issue up to 100,000,000 shares of common stock, $0.01 par value per share. A majority of the entire Board of Directors may, without any action by the Fund’s Common Stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the Common Stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All of the shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Common Stockholders are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s Common Stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of the Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, holders of shares of Common Stock will possess the exclusive voting power. All of the shares of Common Stock will have equal dividend, liquidation and other rights. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares will not be able to elect any Directors.

Holders of shares of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including Preferred Shares. Before issuing shares of each new class or series, the Board of Directors is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption of the class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs of the Fund that might arise. These actions can be taken without Common Stockholder approval, unless Common Stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of Common Stock or otherwise be in its best interests.

ANTI-TAKEOVER AND OTHER PROVISIONS OF THE MARYLAND GENERAL

CORPORATION LAW AND THE FUND’S CHARTER AND BYLAWS

The MGCL and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a person or group of persons to acquire control of the Fund or to convert the Fund to open-end status by means of a tender offer, proxy contest or otherwise. Certain of these provisions are intended to preserve the Fund’s status as a closed-end investment company and to discourage certain coercive takeover practices, inadequate takeover bids and attempts to cause the Fund to liquidate or convert to an open-end investment company. These provisions could have the effect of depriving holders of Common Stock of the opportunity to sell their shares at a premium over the then current market price of shares of Common Stock by discouraging a third party from seeking to obtain control of the Fund or from taking action intended to result in the open-ending or liquidation of the Fund or discouraging the implementation of measures that may result in a temporary or long-term reduction in any market discount.

Election of Directors.    The Fund’s charter provides that, except as provided in the Fund’s Bylaws, each director will be elected by the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of Common Stockholders and until their successors are duly elected and qualify. The Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Qualifications of Directors.    The Fund’s charter and Bylaws provide that, each director, and each nominee for election as a director, at the time of his or her nomination and election, shall be a Common Stockholder of the Fund or a beneficial owner of shares of Common Stock of the Corporation.

Classification of the Board of Directors.    Pursuant to the Fund’s charter, the Board of Directors is divided into three classes of directors. The initial terms of the first, second and third classes will expire in 2008, 2009 and 2010, respectively. Beginning at the Fund’s annual meeting in 2008, upon the expiration of their current terms, directors of each class will be elected for three-year terms and each year one class of directors will be elected by the Common Stockholders.

The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of Common Stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least 75 percent of the votes entitled to be cast in the election of directors. This provision, when coupled with the provisions in the Fund’s charter and Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes Common Stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of Common Stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, the Fund’s charter provides for approval of charter amendments by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter provides that the liquidation or dissolution of the Fund, any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Fund that requires the approval of the Fund’s Common Stockholders under the MGCL, certain transactions between the Fund and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the voting power of the Fund, any amendment to the Fund’s charter that would convert the Fund from a closed-end investment company to an open-end investment company or otherwise make the Fund’s Common Stock a redeemable security and any amendment to certain provisions of the Fund’s charter, including the provisions relating to the Fund’s business as a closed-end management investment company and the number, qualifications, classification, election and removal of directors, requires the approval of the Common Stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the Common Stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the Common Stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the Fund’s Board by persons wishing to cause such transactions to take place.

The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Quorum.    The MGCL provides that the presence of Common Stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of Common Stockholders constitutes a quorum unless the law or the charter provides otherwise. The Fund’s charter contains this majority requirement for a quorum but specifies that the Bylaws may provide otherwise, within a limited range of one-third to two-thirds of the votes entitled to be cast on the matter. Currently, the Fund’s Bylaws provide that the presence of Common Stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of Common Stockholders constitutes a quorum. However, because the Bylaws may be amended only by the Board of Directors, the Board of Directors has the power to specify a quorum requirement other than a majority of the votes entitled to be cast at the meeting.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that, with respect to an annual meeting of Common Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Common Stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a Common Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Common Stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Common Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Stock will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s dividend capture strategy, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors) portfolio credit quality, liquidity, market supply and demand, similar factors relating to the Fund’s portfolio holdings and regulatory and other developments affecting the Manager or the Subadvisers. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Stock. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, and such discount were significantly greater than the discount for closed-end funds investing in similar securities as the Fund, the Board may consider the repurchase of the Common Stock on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

If the Fund were to convert to an open-end company, the Common Stock would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the fact that the Fund was organized as a closed-end fund and that persons investing in such fund may reasonably be believed to accept that the shares of a closed-end fund may trade at significant discounts for a prolonged period of time, extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Stockholders, an increase in the expense ratio of the Fund in the event of a decrease in assets under management or the implementation of a 12b-1 fee (which would require Common Stockholder approval). Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Common Stockholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Stock; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

The Fund currently intends to make open market purchases of its Common Stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of its shares of Common Stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses.

TAX MATTERS

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Fund. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares. Dividends paid by the Fund (other than “qualified dividend income”) generally are taxable to you as ordinary income.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received (or on which amounts have been designated as undistributed capital gains) and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each stockholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The securities (e.g., REITs) in which the Fund invest may not provide complete tax information to the Fund as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

UNDERWRITING

Citigroup Global Markets Inc. is acting as representative of the Underwriters named below. Subject to the terms and conditions stated in the Fund’s underwriting agreement dated May 24, 2007, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of shares of Common Stock set forth opposite the Underwriter’s name.

Underwriters	Number of Shares of Common Stock
Citigroup Global Markets Inc.	6,065,000
Robert W. Baird & Co. Incorporated	100,000
H&R Block Financial Advisors, Inc.	325,000
HSBC Securities (USA) Inc.	100,000
Wedbush Morgan Securities Inc.	100,000
Wells Fargo Securities, LLC	950,000
Deutsche Bank Securities Inc.	450,000
Oppenheimer & Co. Inc.	150,000
Ferris, Baker Watts, Incorporated	50,000
First Allied Securities, Inc.	50,000
GunnAllen Financial, Inc.	50,000
Stifel, Nicolaus & Company, Incorporated	50,000
1st Discount Brokerage, Inc.	20,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	20,000
Bishop, Rosen & Co., Inc.	20,000
CastleOak Securities, LP	20,000
Crowell, Weedon & Co.	20,000
D.A. Davidson & Co.	20,000
Doft & Co., Inc.	20,000
First Montauk Securities Corp.	20,000
First Southwest Company	20,000
Gilford Securities Incorporated	20,000
Johnston, Lemon & Co. Incorporated	20,000
Maxim Group LLC	20,000
McGinn, Smith & Co., Inc.	20,000
Morgan Keegan & Company, Inc.	20,000
Morgan Wilshire Securities, Inc.	20,000
Muriel Siebert & Co., Inc.	20,000
Ryan Beck & Co., Inc.	20,000
SMH CAPITAL Inc.	20,000
Southwest Securities, Inc.	20,000
Stonnington Group, LLC	20,000
Strand, Atkinson, Williams & York, Inc.	20,000
Wayne Hummer Investments L.L.C.	20,000
J.B. Hanauer & Co.	20,000

Total	8,900,000

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

The Underwriters propose to offer some of the Common Stock directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Stock to dealers at the public offering price less a concession not to exceed $0.750 per share of Common Stock. The sales load the Fund will pay of $1.125 per share of Common Stock is equal to 4.50% of the initial offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $0.100 per share of Common Stock on sales to other dealers. If all of the Common Stock is not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Common Stock purchased on or before May 30, 2007. The representative has advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,225,000 additional shares of Common Stock at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional shares of Common Stock approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and the Manager have agreed that, for a period of 180 days from the date of this prospectus, the Fund will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock, provided that the Fund may issue and sell Common Stock pursuant to the Fund’s Dividend Investment Plan. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

Prior to this offering, there has been no public market for the Common Stock. Consequently, the initial public offering price for the Common Stock was determined by negotiation among the Fund, the Manager and the representative. There can be no assurance, however, that the price at which the Common Stock will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Stock will develop and continue after this offering. The Common Stock has been authorized for listing on the New York Stock Exchange, subject to official notice of issuance, under the ticker symbol “SLS.”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional shares of Common Stock.

	Paid By Fund
	No Exercise	Full Exercise
Per Share	$1.125	$1.125
Total	$10,012,500	$11,390,625

The Fund has agreed to pay the Underwriters $0.005 per share of Common Stock as a partial reimbursement of expenses incurred in connection with the offering in the amount of $44,500, or 0.0200% of the total public offering price of the shares of Common Stock sold in this offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.05 per share. In addition, the Manager has agreed to pay the Fund’s organizational expenses.

The Manager (and not the Fund) has agreed to pay to Citigroup Global Markets Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Stock in the amount of $1,586,312.50. The structuring fee paid to Citigroup Global Markets Inc. will not exceed 0.7129% of the total public offering price of the Common Stock sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of shares of Common Stock, including the sales load, the structuring fee and any additional compensation payments and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed 9% of the total public offering price of the Common Stock sold in this offering.

The Manager (and not the Fund) has also agreed to pay a commission to certain registered personnel of its broker-dealer affiliate, Seligman Advisors, Inc., who participate as a wholesaler in the marketing of the Fund’s Common Stock. These fees, in the aggregate, will not exceed $675,000, or 0.3034% of the total initial price to the public of the shares of Common Stock sold by the Underwriters in this offering.

In connection with the requirements for listing the Common Stock on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more shares of Common Stock to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 shares ($2,500) of Common Stock.

Certain Underwriters may make a market in the Common Stock after trading in the Common Stock has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, certain Underwriters may purchase and sell the shares of Common Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of Common Stock in excess of the number of shares of Common Stock to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares of Common Stock made in an amount up to the number of shares of Common Stock represented by the Underwriters’ over-allotment option. In determining the source of shares of Common Stock to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of shares of Common Stock available for purchase in the open market as compared to the price at which they may purchase shares of Common Stock through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares of Common Stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of shares of Common Stock in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing shares of Common Stock in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of shares of Common Stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares of Common Stock in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases shares of Common Stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of Common Stock. They may also cause the price of shares of Common Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Manager, LaSalle and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Manager, LaSalle and their affiliates in the ordinary course of business.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. The representative may agree to allocate a number of shares of Common Stock to the Underwriters for sale to their online brokerage account holders. The representative will allocate shares of Common Stock to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the Underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

The Fund, the Manager and LaSalle have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Prior to the public offering of shares of Common Stock, an affiliate of the Manager will purchase shares of Common Stock from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

CUSTODIAN, TRANSFER AGENT, STOCKHOLDER SERVICING AGENT AND DIVIDEND PAYING AGENT

Custodian.    State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Transfer Agent.    The Fund will serve as its own transfer agent. Another entity may act as the Fund’s transfer agent for a brief initial period.

Stockholder Servicing Agent and Dividend Paying Agent.    Seligman Data Corp., a wholly-owned subsidiary of certain other investment companies of the Seligman Group of Funds, acts as the stockholder servicing agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, and related services.

VALIDITY OF SECURITIES

The validity of the Common Stock will be passed upon for the Fund by Sullivan & Cromwell LLP, New York, New York and certain legal matters will be passed upon for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Matters of Maryland law will be passed upon by Venable LLP. Sullivan & Cromwell LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on Venable LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

8,900,000 Shares

Seligman LaSalle International Real Estate Fund, Inc.

Common Stock

$25.00 per share

P R O S P E C T U S

May 24, 2007

Citi

Robert W. Baird & Co.

H&R Block Financial Advisors, Inc.

HSBC

Wedbush Morgan Securities Inc.

Wells Fargo Securities

Until June 18, 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Fund’s shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

EQIRE1-05/07

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

May 24, 2007

Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to shares of common stock of the Fund (“Common Stock”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated May 24, 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of Common Stock, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 221-2450. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

THE FUND

The Fund was formed as Seligman LaSalle International Real Estate Fund, Inc. on March 9, 2007 as a Maryland corporation.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are described in the Prospectus. The Manager retains LaSalle Securities U.S. and LaSalle Securities B.V. (the “Subadvisers” or “LaSalle”), to serve as Subadvisers and manage the Fund’s portfolio. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Other Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are

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interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize successfully these instruments may depend in part upon the ability of the Subadvisers to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”)” below.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal

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governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other

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comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“Issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the Issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

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Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the Issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (as defined below) of stripped mortgage-backed securities. See “—Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities. As used in this Statement of Additional Information, the term “CMO residual” does not include residual interests in real estate mortgage investment conduits.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the

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“PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities. Similarly, LaSalle expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARS SM ”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than corporate bonds.

CARS SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS SM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS SM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objectives and policies, LaSalle also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Foreign (Non-U.S.) Securities. The Fund will have substantial investments in securities of foreign issuers, including securities denominated in non-US dollars. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets.

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Securities of foreign issuers may involve greater market risk than securities of U.S. issuers, and foreign custody fees are generally higher than in the U.S. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Any Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund’s assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates may be considered in making investment decisions. As one way of managing exchange rate risk, a Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the contract would approximate the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to not greater than 75% of the Fund’s portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the Fund may enter into forward currency contracts in excess of 75% of the Fund’s portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of

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market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The effect a substantial commitment of the Fund’s assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities will be carefully considered.

Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency provided the excess amount is “covered” by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although the Fund may seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund’s losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

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Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or “spread” based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Investments in Equity Securities. The Fund will normally invest a substantial portion of its assets in equity securities. Common stocks and other equity securities represent an equity ownership interest in a company. The Fund may hold or have exposure to common stocks and other equity securities of issuers of any size (measured by market capitalization or otherwise), but ordinarily expects to focus its equity investments in companies with market capitalizations of $200 million or more at the time of investment. Because the Fund ordinarily will have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s stock may fall as a result of factors relating to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of related industries, such as increases in production costs. The value of equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Commodities and Commodity Contracts. The Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The Board of Directors must approve an investment in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, the Fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to

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vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Rights and Warrants. The Fund may invest in common stock rights and warrants. The Fund’s Board must approve an investment in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund’s investment restrictions regarding such securities.

Options. The Board of Directors must approve an investment in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the purchase of put options, call options, put spreads and collars, and the sale of covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a

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commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than securities exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will potentially be mitigated by limiting access trade exposure by the Fund to 5% of managed assets at the time of purchase and dealing with counterparties believed to be reputable.

When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash or liquid securities equal to the amount of the when-issued commitments will be segregated at the Fund’s custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow or the sale of securities (those segregated or otherwise) or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund’s payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carry with them a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Illiquid Securities. The Fund may invest up to 15% of its managed assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act. When appropriate, pursuant to procedures approved by the Fund’s Board of Directors, a

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determination may be made that specific Rule 144A securities are liquid and are thus not subject to the 15% limitation on illiquid securities. Should this determination be made, the security will be carefully monitored pursuant to the Board’s procedures (with focus on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (“1940 Act”), which generally prohibits a Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its managed assets in any one investment company, or more than 10% of its managed assets in other investment companies overall. A Fund’s investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered investment companies that trade on a stock exchange and generally seek to track the performance of a specified securities index or a basket of securities.

If the Fund invests in other investment companies, Common Stockholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and the Fund’s returns will therefore be lower.

Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If the Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Money Market Instruments. The Fund may invest a portion of its respective assets in cash equivalents as the Fund deems appropriate. Cash equivalents may include money market instruments such as U.S. government obligations, bank obligations and commercial paper.

U.S. government obligations. U.S. government obligations are obligations issued or guaranteed as to both principal and interest by the U.S. government or backed by the full faith and credit of the U.S., such as U.S. Treasury Bills, securities issued or guaranteed by a U.S. government agency or instrumentality, and securities supported by the right of the issuer to borrow from the U.S. Treasury.

Bank obligations. Bank obligations include U.S. dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the U.S., and of domestic branches of foreign banks.

Commercial paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Initial Public Offerings. The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to many of the same risks of investing in companies with small market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any

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one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Among the types of equity securities in which the Fund may invest is preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may fluctuate substantially if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

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Warrants to Purchase Securities. The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to be more speculative than other types of equity investments. In addition, the value of a warrant does not necessarily correlate closely with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, it will also react to variations in the general market for equity securities. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Convertible securities are designed to provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the greater potential for capital appreciation.

Synthetic Convertible Securities. LaSalle may also create a “synthetic” convertible security to be used by the Fund by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for the Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when LaSalle believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase

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a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond, pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

High Yield Securities. The fund may invest in debt securities that are rated lower than Baa by Moody’s Investors Services, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), or in securities that are unrated but judged to be of comparable quality by LaSalle. These below investment grade quality securities are sometimes referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on LaSalle’s research and analysis when investing in high yield securities.

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A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix A to the Prospectus. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. LaSalle does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or LaSalle downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, LaSalle may consider such factors as LaSalle’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Other Derivative Instruments. In addition to the options transactions described above, the Fund may use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depend upon, or are derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. As described below, in addition to options contracts, derivative instruments that may be used by the Fund include, but are not limited to, futures contracts, options on futures contracts, forward contracts and swap agreements.

No assurance can be given that any derivative strategy used by the Fund will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of LaSalle to assess the issuer’s credit characteristics and to forecast stock and other market movements and other economic factors correctly. If LaSalle incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and LaSalle may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

The Fund’s use of derivative strategies involves special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses, including by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security or other instrument at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security or other instrument at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions.

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If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objectives.

The following provides additional detail regarding various derivatives instruments that may be used by the Fund.

Futures Contracts and Options on Futures Contracts. As described in the Prospectus, the Fund may invest in futures contracts and options thereon (“futures options”), including with respect to securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500 Index; the S&P Midcap 400 Index; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units × $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units × gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units × loss of $2).

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at

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a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into over-the-counter options on futures contracts. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

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Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by taking offsetting positions, such as by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including when used as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Traded on Foreign Exchanges. Options contracts, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to stockholders at ordinary income tax rates) than if the Fund had not used such instruments. See “Distributions and Tax Matters”.

Swap Agreements. The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or “floor”; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

The Fund may also write (sell) and purchase put and call options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

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Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on LaSalle’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the referenced asset, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates may negatively affect currency swaps.

The swaps market is a relatively new market and is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will generally cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it may cover its obligations by segregating liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it may segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

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Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Stock as a result of the Fund’s investments and capital structure, and may also use these instruments for other hedging purposes.

Credit Default Swaps. The Fund may invest in credit default swaps. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund may cover these investments by segregating assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Short Sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income eligible for favorable tax treatment. See “Tax Matters.” The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

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Corporate Bonds

The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund may invest up to 20% of its managed assets in corporate bonds and related debt obligations, including corporate debt securities of foreign issuers in accordance with the Fund’s investment objectives and policies as described in the Prospectus. See “Foreign Securities” above. The Fund may also invest without limit in corporate bonds that are below investment grade quality. See “High Yield Securities” above.

The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Stockholders.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months.

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While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Credit-Linked Trust Certificates

Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “Investment Objectives and Policies—Other Derivative Instruments” herein for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Directors or persons acting at its direction. See “Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

Reverse Repurchase Agreements and Dollar Rolls

The Fund may use reverse repurchase agreements and/or dollar rolls in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to

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a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. See “Leverage.” The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Structured Notes and Related Instruments

The Fund may invest in structured notes and other related instruments for investment or risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index/asset”). These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the notes that are more or less than the stated coupon interest payments.

The Fund also may invest in structured notes with respect to selected securities, an index of securities, specified interest rates or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index/asset while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index/asset and the effect of changes in the embedded index/asset on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier would involve leverage that would magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other debt securities. Although structured instruments are not necessarily illiquid, LaSalle believes that many structured instruments are illiquid. The market price of structured instruments may be more volatile than other debt securities. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by LaSalle, principal and/or interest payments received on the structured instrument may be substantially less than expected.

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Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies—Securities Loans” herein for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned although amounts received from the borrower will not be eligible to be treated as qualified dividend income eligible for favorable tax treatment. See “Distributions and Tax Matters.” The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Subadviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading such as the dividend capture strategy consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” LaSalle manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of

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the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when LaSalle believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

Upon the Subadvisers’ recommendation, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its managed assets in investments such as high-grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund’s fundamental policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

•

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

Purchase or hold any real estate, except that the Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts and Real Estate Companies, and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

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•

Invest 25% or more of its managed assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

The Fund’s fundamental policies set forth above prohibit transactions, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Fund gains from these exceptions.

Purchase of securities on margin — A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Fund.

Issuing senior securities — A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a mutual fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the mutual fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.

Borrowing money — The 1940 Act permits a Fund to borrow up to 33 1/3% of its managed assets (including the amounts borrowed) from banks, plus an additional 10% of its managed assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans — The 1940 Act generally prohibits the Fund from making loans to its affiliated persons but does not otherwise restrict the Fund’s ability to make loans.

The Fund’s investment objectives may be changed by the Fund’s Board of Directors without approval of the Fund’s Common Stockholders. However, the Fund will provide at least 60 days notice of any change to its investment objectives.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a stockholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph F) or subparagraph G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Fund also may not change its investment policies of investing at least 80% of managed assets in International Real Estate Companies without first providing notice to stockholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to stockholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

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For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that will in the opinion of the investment manager or Subadviser(s), equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the U.S. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

MANAGEMENT OF THE FUND

Directors and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Directors. Subject to the provisions of the Fund’s Articles of Incorporation, as amended (the “Articles”), its bylaws and Maryland law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Directors and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Director oversees and any other directorships held by the Director are listed in the tables immediately following. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 100 Park Avenue, New York, New York 10017.

Independent Directors(a)

Name, (Age) and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Directorships	Number of Portfolios in Fund Complex (b) Overseen by Director
Frank A. McPherson (74) Director	2007-2010	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	61

Leroy C. Richie (65) Director	2007-2010	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	60

John F. Maher (63) Director	2007-2010	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (a bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, he was a Director, Baker Hughes (energy products and services).	57

John R. Galvin (77) Director	2007-2009	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

James N. Whitson (72) Director	2007-2008	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and a Director of C-SPAN (cable television networks).	61

Interested Directors(a)

Betsy S. Michel* (64) Director	2007-2008	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

William C. Morris* (68) Director, Chairman of the Board of Directors	2007-2009	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and	62

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Name, (Age) and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Directorships	Number of Portfolios in Fund Complex (b) Overseen by Director

		Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of the Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds**.

Robert L. Shafer* (74) Director	2007-2009	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	61

Brian T. Zino* (54) Director, President and Chief Executive Officer	2007-2008	Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and, with the exception of Seligman Cash Management Fund, Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	61

(a)	“Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the Fund.
(b)	For the year ended December 31, 2006, there were twenty three registered investment companies in the Seligman Group of Funds.

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Officers

Name, (Age) and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(2)	Number of Portfolios in Fund Complex (a)Overseen by Officer
Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2007	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (49) Vice President	2007

Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.

			N/A

Lawrence P. Vogel (50) Vice President and Treasurer	2007	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds** and of Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and Treasurer, Seligman International, Inc.	N/A

Frank J. Nasta (42) Secretary	2007	General Counsel, Managing Director and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.	N/A

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates. Mrs. Michel and Mr. Shafer are considered “interested persons” of the Fund solely because of their beneficial ownership of shares of common stock of the controlling person of one or more of the principal underwriters of the Fund. After the completion of the initial public offering of the Fund’s Common Stock, Mrs. Michel and Mr. Shafer will no longer be “interested persons” of the Fund.
**	The Seligman Group of Funds currently consists of twenty-three registered investment companies.

The officers hold office until the next annual meeting of the Board of Directors or until their successors shall have been elected and qualified.

Committees of the Board of Directors

Board Operations Committee

This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. Messrs. McPherson, Galvin, Maher, Richie, and Whitson, serve on this Committee.

Audit Committee

This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. Messrs. Whitson, Galvin, Maher and Richie, each of whom is an Independent Director, serve on this Committee.

Director Nominating Committee

This Committee selects and nominates persons for election as Directors by the Board. In addition, if a stockholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such stockholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by Common Stockholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. Mr. McPherson is the sole member of the Committee.

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A Common Stockholder or group of Common Stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of stockholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of stockholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, New York 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Stockholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Board will appoint members of this Committee in accordance with the requirements of the 1940 Act and other applicable regulations.

Since this is the first year of the Fund’s operation, none of the committees held meetings during the last fiscal year.

Securities Ownership

For each Director, the following table discloses the dollar range of equity securities beneficially owned by the Director in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Director within the Fund’s family of investment companies as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John R. Galvin	None	$50,001-$100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	None	Over $100,000
William C. Morris	None	Over $100,000
Brian T. Zino	None	Over $100,000

No director who is not an interested person of the Fund or their family members owns beneficially or of record any security in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, or controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of May 23, 2007, the Fund’s officers and Directors as a group owned no shares of the Fund’s Common Stock.

As of May 23, 2007, the following persons owned of record the number of shares of Common Stock noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

Shareholder	Number of Shares of Common Stock	Percentage of the Fund’s outstanding shares as of May 17, 2007
J. & W. Seligman and Co. Incorporated	4,200	100%

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Compensation

Compensation. No compensation is paid by the Fund or any fund in the Seligman Group of Funds to Directors or officers of the Fund or any fund in the Seligman Group of Funds who are employees of the Manager. Compensation of the other Directors is estimated as follows for the fiscal year ending December 31, 2007:

Name and Position with the Fund	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and Seligman Group of Funds Paid to Director
John R. Galvin	$1,450	-0-	-0-	$103,500
John F. Maher**	1,450	-0-	-0-	103,500
Frank A. McPherson	1,450	-0-	-0-	103,500
Betsy S. Michel	1,450	-0-	-0-	106,500
Leroy C. Richie	1,450	-0-	-0-	106,500
Robert L. Shafer	1,450	-0-	-0-	106,500
James N. Whitson	1,450	-0-	-0-	103,500

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative managed assets of $200,000,000.
**	Mr. Maher has elected to defer his compensation pursuant to the Deferred Compensation Plan for Directors of Seligman Group Funds.

The Fund has no employees. Its officers are compensated by the Manager and/or LaSalle and/or their affiliates.

Codes of Ethics

The Manager

The Manager, Seligman Advisors, Inc., their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from the Manager’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by the Manager. All Employee personal securities transactions must be pre-cleared by the Manager’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

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Subadvisers

LaSalle Investment Management (Securities), L.P. (“LaSalle Securities U.S.”) and LaSalle Investment Management Securities B.V. (“LaSalle Securities B.V.” and together with LaSalle Securities U.S., the “Subadvisers”) have each separately adopted detailed policies and procedures in a written Code of Ethics pertaining to securities trading by the Subadvisers’ employees. Each Code of Ethics provides for the appointment of a senior compliance officer and a securities trading committee (“Committee”) that is responsible for interpreting the procedures and for determining whether a violation has occurred. In the event it determines that a violation has occurred, the applicable Committee shall take such action as it deems appropriate.

Each Code of Ethics prohibits an employee from (1) personally acquiring a beneficial ownership in any security issued by an issuer whose primary business is investments in real estate (restricted securities); or (2) causing or attempting to cause, or participating in the decision to cause, client accounts to acquire or dispose of any security of a company with respect to which such employee has obtained material inside information. Certain exceptions are made to (1) above, including ownership of closed-end and open-end investment companies investing in real estate securities and ownership of securities issued by Jones Lang LaSalle Inc., the ultimate parent of the Subadvisers. Each Code of Ethics prohibits certain senior employees (“Access Persons”) from (a) serving as a director of a company that issues restricted securities; or (b) purchasing, or causing a member of his or her immediate family to purchase, new securities issues during their initial public offering or in certain limited offerings. The prohibition in (b) may be waived by the applicable senior compliance officer in response to a written request, provided that applicable regulatory requirements are met.

Access Persons of the Subadvisers are required to supply their respective senior compliance officer with an annual holdings report and a quarterly transaction report (and/or duplicate confirmations for all securities transactions in the Access Person’s account, where possible). All reports must contain the title, number of shares and principal amount of each security. These will be reviewed by the senior compliance officer in order to monitor compliance with the procedures specified in the applicable Code of Ethics. Each respective senior compliance officer is required by its Code of Ethics to maintain a list of Access Persons and to periodically remind the Access Persons that they are subject to the terms of these procedures. Supervised persons of the Subadvisers are required to file a statement with the senior compliance officer indicating that he or she has read and understands these procedures and agrees to be bound by them.

The Subadvisers’ employees (i) must pre-clear any purchase or sale of shares of any mutual fund for which a Subadviser provided advisory services (“Advised Mutual Fund Shares”) with their respective senior compliance officer, or his designee, and (ii) may not purchase and sell, or sell and purchase, shares in any Advised Mutual Fund Shares within 60 calendar days; provided, however, that a senior compliance officer may make exceptions to this prohibition on a case-by-case basis in situations where no abuse is involved, and the equities strongly support an exception.

A copy of the Code of Ethics of each of the Manager and the Subadvisers is on public file with, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090, that these codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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Proxy Voting Policies

Introduction.

On behalf of the Fund, one or more independent third parties under the supervision of the Manager votes the proxies of the securities held in the Fund’s portfolio in accordance with the Manager’s criteria of what is in the best interests of the Fund’s Common Stockholders.

The financial interest of the Common Stockholders of the Fund is the primary consideration in determining how proxies should be voted. The Manager has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s Common Stockholders. As a result, the Manager’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process.

Proxies for securities held in the portfolios of the Fund will be received, processed and voted by one or more independent third parties under the supervision of the Manager pursuant to the guidelines (the “Guidelines”) established by the Manager’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set the Manager’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how the Manager will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of the Manager’s Chief Investment Officer (Chair), the Manager’s Chief Financial Officer and the Manager’s General Counsel.

The Manager subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests.

The Manager’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with the Manager, Seligman Advisors, Inc. or any affiliate of the Manager. For example, the Proxy Watch List will include those portfolio companies for which the Manager separately manages assets in private accounts or which are significant distributors of the Manager’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations.

The Manager recognizes that it may not always be in the best interest of the Common Stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, the Manager may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. The Manager may consider the views of the management of a portfolio company, as well as the view of the Manager’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

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Guidelines Summary.

Guidelines are briefly described as follows:

1. The Manager votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2. The Manager opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. The Manager abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. The Manager votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5. The Manager generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6. The Manager will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which the Manager votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which the Manager votes against.

7. The Manager will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. The Manager will vote for proposals to effect stock splits.

9. The Manager will vote for proposals authorizing share repurchase programs.

10. The Manager will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. The Manager will vote against all proposals where the company did not provide adequate information to make a decision.

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14. The Manager abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge upon request by calling toll free (800) 221-2450 in the U.S. or collect (212) 682-7600 outside the U.S. and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager and Subadvisers

Subject to the control of the Fund’s Board of Directors, the Manager is responsible for the Fund’s investments (with the assistance of LaSalle Securities U.S. and LaSalle Securities B.V.) and administers the Fund’s business and other affairs. The Manager also serves as investment adviser to twenty-three other U.S. registered investment companies which, together with the Fund, make up the “Seligman Group.” Other than the Management Agreement, Subadvisory Agreement and Delegation Agreement (each of which is described below), there are no other management-related service contracts under which services are provided to the Fund. No person(s), other than the directors, officers or employees of the Manager or the Fund regularly advise the Fund or the Manager with respect to its investments (other than as discussed below).

The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of the Manager and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

All of the officers of the Fund listed above are officers or employees of the Manager. Their affiliations with the Fund and with the Manager are provided under their principal business occupations.

In consideration of the services provided by the Manager, the Fund will pay the Manager an investment management fee equal to an annual rate of 0.98% of the Fund’s average daily managed assets.

With respect to the Fund, the Manager will pay LaSalle Securities U.S. a fee equal to 50% of the amount of the investment management fee earned during each month.

The Management Agreement between the Fund and the Manager was approved by the Board of Directors in respect of the Fund at a Meeting held on May 17, 2007 and by the sole Common Stockholder on May 21, 2007. The Management Agreement in respect of the Fund will continue in effect until December 31, 2008 and then will continue on a year-to-year basis, if (1) such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to a Management Agreement or interested persons of any such party) and if (2) the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year for the Fund that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to the Manager, by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager’s business.

The Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V. LaSalle Securities U.S. is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s managed assets among various regions and countries, and making purchases and sales

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consistent with the Fund’s investment objectives and strategies. LaSalle Securities U.S. may invest in securities of issuers in any country. LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V., which assists with portfolio management. LaSalle Securities B.V. makes investments consistent with the Fund’s investment objectives and strategies with respect to securities of International Real Estate Companies, focusing on those companies that maintain their principal place of business or conduct their principal business activities in, or that are organized under the laws of, the United Kingdom or countries in continental Europe, or companies whose securities are traded in those markets. LaSalle Securities BV also assists LaSalle Securities U.S. on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by LaSalle Securities U.S. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the investment process described below, and on-going discussions between the Subadvisers.

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202 and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands.

LaSalle Securities U.S. is a limited partnership organized under the laws of the State of Maryland in 1994. LaSalle Securities B.V., an SEC-registered investment adviser, is organized under the laws of The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. (“LIM”), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LIM had $44.2 billion in public and private assets under management as of December 31, 2006, of which $9.1 billion was managed by LaSalle Securities U.S. and $300 million was managed by LaSalle Securities B.V. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated (“Jones Lang LaSalle”), a U.S. publicly traded company.

LIM is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, uses and investors worldwide. LIM is supported by Jones Lang LaSalle’s extensive research and property management organization with employees in more than 125 markets in 50 countries on five continents.

The subadvisory agreement in respect of the Fund (the “Sub-Agreement”) between the Manager and LaSalle Securities U.S. (which provides for the retention of LaSalle Securities B.V.) was initially approved by the Board of Directors at a Meeting held on May 17, 2007 and by the sole Common Stockholder on May 21, 2007. The Sub-Agreement will continue in effect until December 31, 2008 and then will continue on a year-to-year basis, if each such continuance is approved in the manner required by the 1940 Act (i.e., by the vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Sub-Agreement or interested persons of any such party). The Sub-Agreement may be terminated at any time, without payment of penalty, only by the applicable Fund on 60 days’ written notice to LaSalle Securities U.S. by (i) vote of the Board of Directors or by (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. As of December 31, 2008 (the “Commitment Date”), the Sub-Agreement also may be terminated by LaSalle Securities U.S. upon not less than 60 days’ written notice. The Sub-Agreement will automatically terminate in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the applicable Management Agreement. In the event that the Sub-Agreement terminates before its respective Commitment Date as a result of an assignment of the Sub-Agreement or termination of the applicable Management Agreement, LaSalle Securities U.S. agrees that, if requested by the Board of Directors and the Manager, LaSalle Securities U.S. shall make its advisory services available to the Fund and LaSalle Securities B.V. and the Manager on terms no less favorable to the applicable Fund and the Manager than provided in the Sub-Agreement.

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The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the Management Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Pursuant to the terms of the Sub-Agreement, LaSalle Securities U.S. will (i) participate in the development of the Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) develop and implement, in consultation with the Manager, dividend capture rotation trading strategies (v) select brokers and dealers, and (vi) cause the execution of trades, provided that, until LaSalle Securities U.S. is notified otherwise by the Manager, the Manager shall determine (in consultation with LaSalle Securities U.S.) the amount of assets that shall be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. “Uninvested Assets” means any assets of the Fund that are in cash, cash equivalents or money market instruments.

The Sub-Agreement provides that LaSalle Securities U.S. will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Sub-Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Agreement, or reckless disregard of its obligations and duties under the Sub-Agreement provided, however, that LaSalle Securities U.S. shall be liable for any loss incurred by the Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to LaSalle Securities U.S. which results, directly or indirectly, in an error in the NAV of the Fund.

Under a Delegation Agreement between LaSalle Securities U.S. and LaSalle Securities B.V. initially approved by the Board of Directors at a meeting held on May 17, 2007 and by the sole Common Stockholder on May 21, 2007, LaSalle Securities B.V. shall (i) assist in the development of the Fund’s overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades. In providing these services, LaSalle Securities B.V. will conduct, in coordination with LaSalle Securities U.S., a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. LaSalle Securities B.V. shall also provide such reports and other information to the Manager or the Board as such persons may reasonably request.

The Delegation Agreement provides that LaSalle Securities U.S. will indemnify LaSalle Securities B.V. from and against any loss or damages arising out of LaSalle Securities U.S.’s breach of the Delegation Agreement or arising out of the willful misfeasance, bad faith or gross negligence of LaSalle Securities U.S. in the performance of its duties under the Delegation Agreement, or from reckless disregard of its obligations and duties under the Delegation Agreement. The Delegation Agreement also provides that LaSalle Securities B.V. will indemnify LaSalle Securities U.S. from and against any loss or damages arising out of the LaSalle Securities B.V.’s breach of the Delegation Agreement or arising out of the willful misfeasance, bad faith or gross negligence on LaSalle Securities B.V.’s part in the performance of its duties under the Delegation Agreement, or from reckless disregard of its obligations and duties under the Delegation Agreement

The Fund pays all of its expenses other than those assumed by the Manager or LaSalle Securities U.S. , including brokerage commissions, administration, stockholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders’ meetings, expenses of corporate data processing and related services, stockholder recordkeeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a director of the Manager, LaSalle Securities U.S. or LaSalle Securities B.V. or their respective affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. The Delegation Agreement provides that LaSalle Securities U.S. and LaSalle Securities B.V. shall agree on an appropriate compensation structure based on services provided and will not exceed the compensation received by LaSalle Securities U.S. pursuant to the Sub-Agreement.

Other Services Provided by the Investment Manager

Under the Fund’s Management Agreement, subject to the control of the Board of Directors, the Manager also provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s stockholder service agent.

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Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of the Manager, LaSalle Securities U.S. and LaSalle Securities B.V. regularly advise the Fund or the Manager with respect to the Fund’s investments.

Portfolio Manager Compensation

The following tables set forth certain additional information with respect to the members of the investment team of LaSalle Securities U.S. and a portfolio manager of LaSalle Securities B.V. For purposes of this discussion and the discussion of “Compensation/Material Conflicts of Interest”, below, each is referred to as an “Investment Team Member”, or collectively, the “Investment Team”). Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by the Investment Team.

Set forth below for each Investment Team Member is (i) a Table A which identifies, for each Investment Team member, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts; and (ii) a separate Table B, as applicable, which identifies, for each of the Investment Team Members, only those accounts that have an advisory fee based on the performance of the account.

Table A – Asset-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ernst Jan de Leeuw LaSalle Securities B.V.	1 Registered Investment Companies with $1 million in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $173 million in total assets under management.

Stanley J. Kraska, Jr. LaSalle Securities U.S.	2 Registered Investment Companies with $104 million in total assets under management.	0 Pooled Investment Vehicles	5 Other Accounts with approximately $650 million in total assets under management.

George J. Noon, CFA LaSalle Securities U.S.	2 Registered Investment Companies with $104 million in total assets under management.	16 Pooled Investment Vehicles with $2 billion in total assets under management.	11 Other Accounts with approximately $1.16 billion in total assets under management.

Keith R. Pauley, CFA LaSalle Securities U.S.	2 Registered Investment Company with $104 million in total assets under management.	0 Pooled Investment Vehicles.	13 Other Accounts with approximately $4 billion in total assets under management.

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Table B – Performance-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ernst Jan de Leeuw LaSalle Securities B.V.	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $157 million in total assets under management.

Stanley J. Kraska, Jr. LaSalle Securities U.S.	0 Registered Investment Companies.	0 Pooled Investment Vehicles	4 Other Accounts with approximately $113 million in total assets under management.

George J. Noon, CFA LaSalle Securities U.S.	0 Registered Investment Companies	0 Pooled Investment Vehicles.	0 Other Accounts.

Keith R. Pauley, CFA LaSalle Securities U.S.	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $257 million in total assets under management.

Compensation/Material Conflicts of Interest.

Set forth below is an explanation of the structure of, and method(s) used to determine, Investment Team Member compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the Investment Team’s management of the Fund’s investments and investments in other accounts.

Compensation.

Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the Subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally, the NAREIT Equity REIT Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities U.S., or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V. is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the Subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program - credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan at a discount to market value through a payroll deduction plan (available to employees of LaSalle Securities U.S.) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.

Conflicts of Interest.

Since the Investment Team manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the Investment Team’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities U.S. and LaSalle

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Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Fund invests in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership.

Since the Fund is newly formed, currently, none of the Fund’s portfolio managers beneficially owns any equity securities of the Fund.

PORTFOLIO TRANSACTIONS

Portfolio Transactions

LaSalle Securities U.S. and LaSalle Securities B.V. (as the case may be) will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. Consistent with this policy, the Subadvisers may give consideration to the research, statistical and other services furnished by brokers to the Subadvisers for their use in connection with their services to the Fund, as well as to other clients. When two or more investment advisory clients of a Subadviser desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by that Subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

Commissions

The Fund will incur commissions in connection with the purchase and sale of portfolio securities.

Brokerage Selection

The Subadvisers select broker-dealers with the goal of obtaining “best execution”. The Subadvisers will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to the Manager and the Subadvisers in connection with their services to clients other than a Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, the Subadvisers offer their retail products (via their relationship with the Manager) primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Fund will have a relationship with the Manager or LaSalle Securities U.S. and LaSalle Securities B.V. (as the case may be) or their affiliates to distribute shares of the investment companies or other investment products offered by the Subadvisers or the Manager.

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In connection with any agency trades, the Subadvisers determine the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Each Subadviser monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for a Fund in light of current market conditions, statistical studies and other available information.

PROVISIONS IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Certain provisions of the Fund’s Articles, including those relating to the election of directors, qualifications of directors, classification of the board of directors, removal of directors, the Fund’s ability to engage in certain extraordinary transactions, amendments to the Fund’s Articles and bylaws, quorum and notice of director nominations and new business are described in the Prospectus. The descriptions below are intended to supplement the disclosure in the Prospectus and, together with the descriptions in the Prospectus, are intended only as a summary and are qualified in their entirety by reference to the full text of the Fund’s Articles and bylaws and the Maryland General Corporation Law.

Number of Directors; Vacancies.

The Fund’s Articles and bylaws provide that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law) nor more than 20. Any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining Directors, except that a vacancy resulting from an increase in the number of Directors must be filled by a majority of the entire Board of Directors. The Fund’s Articles provide that, subject to any applicable requirements of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, at such time as the Fund has at least three independent directors and a class of the Fund’s stock is registered under the Securities Exchange Act of 1934, the Fund will be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors and, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Calling of Special Meetings of Stockholders.

The Fund’s bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Limitation of Liability and Indemnification.

The Fund’s Articles include a provision limiting the liability of the Directors and officers to the Fund and its stockholders for money damages to the maximum extent permitted by Maryland law.

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The Fund’s Articles authorize it, to the maximum extent permitted by Maryland law, to obligate the Fund, and the Fund’s bylaws so obligate the Fund, to indemnify any present or former Director or officer or any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Articles and bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which the Fund’s Articles do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting the Fund and its stockholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund intends to elect to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to stockholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income, (as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.

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In addition to satisfying the Distribution Requirement, each year the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from interests in “qualified publicly traded partnerships” (as such term is defined in the Code).

The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and all distributions out of earnings and profits (including distributions of net capital gain) will be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of an individual and other noncorporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to stockholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of

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losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from achieving a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICs”) under the Code), the Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its stockholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to stockholders in accordance with the Distribution Requirement, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to “mark to market” any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to stockholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to stockholders, rather than as an ordinary dividend, thereby reducing each stockholder’s basis in his or her Fund shares.

The Fund may invest in real estate investment trusts (“REITs”). Such Fund’s investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such

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distribution could constitute a return of capital to Fund stockholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the Internal Revenue Service (“IRS”), a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. stockholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. For purposes of this rule, a charitable remainder trust is a disqualified organization, but its allocable share of excess inclusion income is not unrelated business taxable income. Accordingly, if a charitable remainder trust owns an interest in the Fund it will not lose its tax-exempt status. The Fund itself, however, will be subject to the tax described above. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions

The Fund anticipates distributing substantially all of its net investment income for each taxable year. Although the Fund expects very few, if any, distributions to qualify as such, dividends of net investment income paid to a noncorporate U.S. stockholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such stockholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to stockholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

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Ordinarily, stockholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a stockholders in the year declared rather than the year paid.

The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a “capital gain dividend”, it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholders has held his shares or whether such gain was recognized by the Fund prior to the date on which the stockholders acquired its shares.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have stockholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each stockholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund’s shares by the amount of the distribution. If the net asset value is reduced below a stockholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale of Shares

A stockholder will recognize gain or loss on the sale of shares in the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder’s adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2011 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

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Backup Withholding

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends, capital gain dividends, and return of capital distributions, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such stockholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign stockholder, dividends paid to such foreign stockholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign stockholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and “qualified interest income” as exempt from U.S. withholding tax when paid to foreign investors. Foreign stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such stockholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate stockholders may also be subject to the “Branch Profits” tax imposed by the Code.

In the case of foreign non-corporate stockholders the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign stockholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a stockholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

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Foreign Taxes

The Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its stockholders.

If the Fund makes the election, each stockholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund’s income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each stockholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will generally be treated as ‘passive’ or ‘general’ income for this purpose. The effect of this limitation may be to prevent stockholders from claiming as a credit the full amount of their pro rata share of the Fund’s foreign income taxes.

The Fund will make such an election only if it deems it to be in the best interest of its stockholders. A stockholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify stockholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the stockholders and the amount of foreign taxes, if any, for which stockholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters

Depending on the residence of the stockholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

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Past performance is not indicative of future results. At the time Common Stockholders sell their shares, they may be worth more or less than their original investment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

VALIDITY OF SECURITIES

The validity of the Common Stock will be passed upon for the Fund by Sullivan & Cromwell LLP.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder,

Seligman LaSalle International Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) as of May 18, 2007. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Seligman LaSalle International Real Estate Fund, Inc. as of May 18, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

May 22, 2007

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FINANCIAL STATEMENTS

Seligman LaSalle International Real Estate Fund, Inc.

Statement of Assets and Liabilities

May 18, 2007

Cash	$100,275
Deferred offering costs	420,000

Total Assets	520,275

Liabilities
Accrued offering costs	420,000

Total Liabilities	420,000

Net Assets	$100,275

Composition of Net Assets:
Common Stock, at $0.01 par value; (100,000,000 shares authorized; 4,200 shares outstanding)	42
Additional paid-in capital	100,233

Net Assets	$100,275

Net asset value per share	$23.875

Offering price per share	$25.000

Notes to Financial Statement

1.	Organization - Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 9, 2007, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, the registration of the shares of its Common Stock to be offered to the public under the Securities Act of 1933, as amended, and the sale of 4,200 shares of Common Stock to J. & W. Seligman & Co. Incorporated (the “Manager”).

The Manager has agreed to pay the Fund’s offering expenses (other than sales load but inclusive of reimbursement of Underwriter expenses of $0.005 per share) that exceed $0.05 per share of Common Stock. The Manager also has agreed to bear all organizational costs of the Fund, estimated at approximately $45,000.

The Fund’s primary investment objective is capital appreciation and its secondary objective is current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets (the net asset value of the Fund’s Common Stock plus the liquidation preference of any issued and outstanding preferred shares and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by International Real Estate Companies, as defined in the Fund’s prospectus.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to the Manager will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized.

2.	Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally

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accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a. Federal Taxes -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

b. Deferred Offering Expenses -- The Fund’s share of offering costs will be recorded within paid-in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected in the statement of assets and liabilities above assume the sale of 8,400,000 shares of Common Stock for net proceeds of $200,550,000 after taking account of the Fund’s sales load.

3.	Management Fee and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. Upon closing of the Fund’s public offering of its common shares, the Manager will receive a fee, calculated daily and payable monthly, equal to 0.98% per annum of the Fund’s average daily managed assets. LaSalle Investment Management (Securities), L.P. (“LaSalle Securities U.S.”) and LaSalle Investment Management B.V. ( LaSalle Securities B.V. and, together, the “Subadvisers”) subadvise the Fund and are responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager will pay LaSalle Securities U.S. 0.49% per annum of the Fund’s average daily managed assets and, pursuant to a delegation agreement, LaSalle Securities U.S. and LaSalle Securities B.V. shall agree on an appropriate compensation structure based on services provided such that the compensation paid to LaSalle Securities B.V. will not exceed the compensation received by LaSalle Securities U.S. pursuant to the subadvisory agreement.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of May 18, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of rent paid by Seligman Data Corp. will be charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

4. Other Matters -- In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman LaSalle International Real Estate Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were

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unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

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